navigator FUNDS

Navigator Equity Hedged Fund		
Share Class	**Ticker**	**Cusip**
A share	NAVAX	66537X803
I share	NAVIX	66537X878
C share	NAVCX	66537X886

Navigator Tactical Fixed Income Fund		
Share Class	**Ticker**	**Cusip**
A share	NTBAX	66538B594
I share	NTBIX	66538B578
C share	NTBCX	66538B586

Navigator Tactical Investment Grade Bond Fund		
Share Class	**Ticker**	**Cusip**
I share	NTIIX	66538J399

Navigator Tactical U.S. Allocation Fund		
Share Class	**Ticker**	**Cusip**
I share	NTAIX	66538J415

Navigator Ultra Short Bond Fund		
Share Class	**Ticker**	**Cusip**
A share	NUSAX	66538J530
I share	NUSIX	66538J522

Prospectus

February 28, 2024

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Advised by:

Clark Capital Management Group

1-877-766-2264 • www.navigatorfunds.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfunds.com

TABLE OF CONTENTS

FUND SUMMARY: NAVIGATOR TACTICAL FIXED INCOME FUND	1
FUND SUMMARY: NAVIGATOR EQUITY HEDGED FUND	7
FUND SUMMARY: NAVIGATOR ULTRA SHORT BOND FUND	12
FUND SUMMARY: NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND	18
FUND SUMMARY: NAVIGATOR TACTICAL U.S. ALLOCATION FUND	24
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	30
Investment Objective	30
Principal Investment Strategies	30
Principal Investment Risks	34
Temporary Investments	42
Portfolio Holdings Disclosure	42
Cybersecurity	42
MANAGEMENT	43
Investment Adviser	43
Adviser Portfolio Managers	44
HOW SHARES ARE PRICED	46
HOW TO PURCHASE SHARES	47
HOW TO REDEEM SHARES	51
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	53
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	54
DISTRIBUTION OF SHARES	55
Distributor	55
Distribution (12b-1) and Shareholder Servicing Fees	55
Additional Compensation to Financial Intermediaries	55
Householding	55
FINANCIAL HIGHLIGHTS	56
Privacy Notice	66

FUND SUMMARY: NAVIGATOR TACTICAL FIXED INCOME FUND

Investment Objective: The Navigator Tactical Fixed Income Fund (the “Fund”) investment objective is to seek total return with a secondary goal of current income.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 47 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 62 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses(1)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.34%	2.09%	1.09%
Fee Waiver and/or Expense Reimbursement	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.32%	2.07%	1.07%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$504	$782	$1,080	$1,926
C	$210	$653	$1,122	$2,419
I	$109	$345	$599	$1,327

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 250%.

1

Principal Investment Strategies:

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long and/or short positions in fixed income securities (“80% investment policy”). For purposes of the 80% investment policy, the Fund defines fixed income securities as including (i) bills, (ii) notes, (iii) structured notes, (iv) bonds, (v) preferred stocks, (vi) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (vii) fixed income derivatives including options, financial futures, options on futures and swaps, and (viii) underlying funds (defined below) that invest primarily in fixed income securities, or (ix) other evidences of indebtedness. The Fund may invest in debt securities of any maturity or credit quality, including those rated below investment grade (“high yield securities”). Below investment grade debt securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization (“NRSRO”). The Fund may invest in affiliated mutual funds, and affiliated mutual funds (including money market funds), exchange traded funds (“ETFs”) and inverse ETFs (collectively, “Underlying Funds”).

The Fund may invest up to 20% of its net assets in equity index futures or equities. Equity index futures are utilized by the Fund when the Fund’s Adviser believes that doing so is attractive from a risk/reward analysis perspective. The Fund may invest in equity index futures when doing so provides greater efficiency and lower cost than investing directly in equity securities and when such futures are attractively priced. The Fund may also purchase or write (sell) credit default swaps (“CDS”) or credit default swap indexes (“CDX”), which are credit derivatives used to hedge credit risk and/or take a position on a basket of credit entities. Unlike a credit default swap, which is an over the counter derivative, a CDX may be exchange traded, or sold over the counter. Each CDX is designed to track a basket of credit entities, which may be standard or customized. This means that it may be more liquid than a credit default swap, and it may be cheaper to hedge the Fund’s portfolio with a CDX than it would be to buy many single name credit default swaps to achieve a similar effect. The Fund may also purchase or write (sell) CDX swaptions, which are options to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future. The Fund may also purchase or sell total return swaps or invest in inverse ETFs to hedge its long positions. The Fund may also use derivative transactions to create investment leverage. For example, the Fund may use total return swaps or CDX to take indirect long or short positions on equity or fixed income indices, equity or fixed income securities, or currencies.

The Fund’s investment strategy is primarily driven by a modeling process which measures the relative strength or momentum of various asset classes against one another. Specifically, using this momentum-based strategy, the Fund will tactically shift its asset class exposure across high yield U.S. treasuries, and cash. Under normal conditions, the Fund expects to invest in fixed income securities and derivatives. When the high yield asset class is favored, the Fund will normally use a combination of fixed income securities and derivatives designed to create an investment return that tracks the return of the Fund’s primary benchmark index, currently the Bloomberg Barclays U.S. Corporate High Yield index. Specifically, the, will Fund may purchase securities, such as high yield ETFs or corporate bonds, and also enter into swaps or futures where the reference asset is a high yield index, high yield corporate bond ETFs or basket of high yield securities to seek to approximate the return of the Fund’s primary benchmark. When the treasury asset class is favored, the Fund will normally sell and/or hedge a portion of its high yield exposure using derivatives such as listed commodities, S&P 500 futures contracts, or CDX to hedge its high yield exposure, and increase the Fund’s exposure to treasuries through securities and derivatives. When the cash asset class is favored, the Fund will normally sell and/or hedge its high yield and/or treasury exposure and increase the Fund’s exposure to cash equivalents through securities and derivatives.

Due to the structure of the derivatives the Fund expects to use, the Fund will hold a portion of its assets in highly liquid securities as collateral for its derivatives transactions and still have excess cash to invest regardless of whether the favored asset class is high yield, treasuries or cash (or a combination of these asset classes). The Fund will normally invest this excess cash in a mix of investment grade corporate bonds, treasury bills and notes, municipal bonds and other instruments for diversification, risk management and to seek to obtain additional return. As a result, when the high yield asset class is favored, a portion of the Fund’s assets will be invested in non-high yield investments. Similarly, when the treasury asset class is favored, the Fund will hold a portion of its assets in non-treasury investments, and when the cash asset class is favored, the Fund will hold a portion of its assets in non-cash investments.

2

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

  CDS Risk – CDS are a type of derivative instrument, involve special risks and may result in losses to the Fund. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involve investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay. CDS may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain CDS will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate.
  CDX Risk – A CDX is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk. Concentration risk refers to the certain large institutional buyers that may take large positions in credit default swaps. The failure of such a buyer could materially and adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay.
  Credit Risk – The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk is that the issuer will default on its obligation.
  Derivatives Risk – The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures, options and swaps, which can be riskier than traditional investments because they may involve leverage, be illiquid, suffer counterparty default and limit gains. Equity market-related swap contracts (including total return swaps and CDS) and options involve leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. There is a risk that adverse price movements in a swap instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).
  Equity Securities Risk – Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of their issuers, change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
  Fixed Income Risk – Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will decrease more in response to rising interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). A rise in interest rates may result in a decline in the value of the fixed income investments held by the Fund.
  Foreign Securities Risk – To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Underlying Fund’s performance may depend on issues other than the performance of a specific company or U.S. market sector. These greater risks would be borne by the Fund, in turn. For example, changes in foreign economies and political climates are more likely to affect a Fund that invests in foreign securities, as compared to a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
3

  Futures Risk – The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.
  Government-Sponsored Entities Risk – The Fund invests in securities issued or guaranteed by government-sponsored entities, but these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.
  Hedging Risk – When the Adviser believes market conditions are unfavorable, the Adviser may attempt to “hedge” with defensive positions and strategies including, for example, holding substantial positions in lower-yield fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds. There can be no assurance that the Fund’s hedging strategy will reduce the risk of the Fund’s investments.
  High-Yield Bond Risk – Lower-quality bonds, known as high-yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).
  Interest Rate Risk – The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases.
  Inverse ETF Risk – Investing in inverse ETFs may result in increased volatility and will magnify the Fund’s losses or gains. During periods of market volatility, inverse ETFs may not perform as expected.
  Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Leverage/Volatility Risk – The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.
  Management Style Risk – The Adviser’s judgments about the potential appreciation of a particular security in which the Fund invests may prove to be incorrect. The Adviser’s proprietary modeling process may incorrectly measure or predict the relative strength or momentum of various fixed income asset classes, and the Fund may hold a high percentage of either high-yield bonds or cash equivalents during certain periods, or for an extended period.
  Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
  Options Risk – The Fund may lose the entire put or call option premium paid if the reference asset or index does not decrease below or rise above the respective strike price before expiration. Options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s assets.
  Portfolio Turnover Risk – A higher portfolio turnover may result in higher transactional and brokerage costs.
  Preferred Stock Risk – Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
  Sector Risk – The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
4

  Short Selling and Short Position Risk – The Fund may engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and riskier than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
  Small and Medium Company Credit Risk – Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Therefore, equity or fixed income securities issued by smaller companies may pose greater credit risk than is generally associated with the securities of larger, more established companies.
  Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Structured Notes Risk – Structured notes involve leverage risk, tracking risk and issuer default risk.
  Swap Risk – Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.
  Swaption Risk – A swaption is an option contract that gives the holder the right (but not the obligation) to enter into a swap at a predetermined rate at expiration in exchange for a premium payment. Swaptions enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the underlying interest rate swap changes unfavorably with respect to the Fund. The Fund’s loss may exceed the option premium received by the Fund.
  Underlying Funds Risk – Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to specific risks, depending on the nature of the fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-766-2264 or visiting www.navigatorfunds.com.

Class I Shares

Annual Total Return For Calendar Year Ended December 31

Best Quarter:	First Quarter 2016	7.10%
Worst Quarter:	Second Quarter 2022	(6.13)%

5

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Five Years	Since Inception (3/27/14)
Return before taxes – Class I Shares	10.68%	4.35%	4.23%
Return after taxes on distributions	8.22%	2.63%	2.45%
Return after taxes on distributions and sale of Fund shares	6.27%	2.70%	2.51%
Return before taxes with sales charge – Class A Shares	6.18%	3.29%	3.54%
Return before taxes – Class C Shares	9.48%	3.29%	3.19%
Bloomberg U.S. Corporate High Yield Bond Index(1)	13.45%	5.37%	4.41%
(1)	The Bloomberg U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after-tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

Investment Adviser: Clark Capital Management Group, Inc. (the “Adviser”)

Portfolio Managers:

K. Sean Clark, CFA, Chief Investment Officer of the Adviser, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since March 2014.

David J. Rights, Director of Research of the Adviser, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since March 2014.

Jonathan Fiebach, SVP, Head of Cross Asset Management, Head of Fixed Income, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since March 2014.

Robert S. Bennett, Jr., is a Senior Portfolio Manager and member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since April 2014.

Alexander Meyer, CFA, is a Senior Portfolio Manager and a member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since May 2019.

Kevin Bellis, CFA, is a Portfolio Manager and member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since February 2021.

Each portfolio manager is primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A, Class C and Class I shares is $5,000, $5,000 and $25,000, respectively. The minimum subsequent investment in Class A and Class C is $500. Class I shares have no minimum subsequent investment requirement. The Fund reserves the right to waive any minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

FUND SUMMARY: NAVIGATOR EQUITY HEDGED FUND

Investment Objective: The Navigator Equity Hedged Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 47 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 62 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.00%	1.01%	1.00%
Acquired Fund Fees and Expenses(1)	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	2.30%	3.06%	2.05%
Fee Waiver and/or Expense Reimbursement(2)	(0.65)%	(0.66)%	(0.65)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.65%	2.40%	1.40%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	Clark Capital Management Group, Inc. (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least until February 28, 2025, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.35%, 2.10%, and 1.10% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Board, on 60 days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$709	$1,170	$1,657	$2,993
C	$243	$883	$1,549	$3,328
I	$143	$580	$1,043	$2,327
7

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 517% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Adviser seeks to achieve the Fund’s investment objective by allocating assets across various sectors of the global equity markets by investing primarily in:

  exchange-traded funds that each invest primarily equity securities;
  put options on the Standard & Poor’s 500 Index for hedging purposes; and
  volatility-linked exchange-traded funds, volatility-linked exchange-traded notes, and put and call options on volatility linked exchange traded funds and notes for hedging purposes.

The Fund defines equity securities to include both (i) ETFs that invest primarily in common stocks and (ii) options on the Standard & Poor’s 500 Index.

The Fund invests without restriction as to capitalization, country (including emerging markets) or trading currency of the individual equity securities held by the ETFs. However, the Fund is subject to sector limits described below. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, as defined above.

Global Asset Allocation Process

The Adviser determines global equity sector allocations using its proprietary quantitative relative strength research process. The Adviser’s research process seeks an optimal asset allocation targeting equity ETF exposure in three areas: (i) U.S. equity markets by issuer capitalization and investment style; (ii) U.S. equity markets by industry sectors and sub-sectors; and (iii) foreign equity markets by region and country. The Adviser has defined minimum and maximum allocation parameters in each area to seek to prevent the process from steering portfolio construction into an over-concentrated position.

The Adviser’s proprietary research process is applied to rank investments within each of the three targeted market segments. The issuer capitalization and investment style segment groups issuers by their relative market capitalization (e.g. small, mid or large) and by their investment style (e.g. growth or value). Generally, growth refers to issuers with above-average profit or revenue growth, while value refers to issuers with above-average valuation as measured by price to earnings ratio. The sector and sub-sector segment ranks investments in various subsets of the market that share similar characteristics. Securities in the top two relative strength quartiles are investment candidates subject to further research.

A representative ETF is selected for inclusion in the portfolio after it is reviewed for sufficient trading liquidity and its fit within overall portfolio diversification needs. By selecting ETFs using this process, the Adviser expects that the Fund will typically hold between 5 and 15 positions. The Adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

Hedging Process

The Adviser applies a hedging strategy to protect the portfolio against significant market declines. The Adviser uses a protective put hedging strategy and/or volatility-linked ETFs and/or volatility-linked exchange traded notes (“ETNs”) to hedge the Fund’s equity exposure. In the case of protective puts, the Fund pays a price (referred to as a premium) to purchase a put option that gives the Fund the right to sell a security at a set (strike) price even though the market price may be lower. The protective put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The protective put strategy seeks to limit downside loss. Generally, S&P 500 put options have an inverse relationship to the S&P 500 Index. In the case of volatility-related hedging, the Fund purchases ETFs and/or ETNs that invest in instruments linked to equity market volatility or the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX”) futures. Generally, volatility has an inverse relationship to the S&P 500 Index. The Fund invests in volatility-linked instruments to benefit from the expected negative correlation between volatility and equity market returns. Additionally, the Fund may also use various options strategies that involve a combination of buying and/or selling call options on ETFs and/or ETNs to hedge the Fund against volatility and reduce the cost of the hedging strategy. The Fund’s decision regarding whether to utilize specific strategies will depend upon an evaluation of the available options, swaps, futures, Underlying Funds, ETFs, ETNs or structured notes or other securities, and market conditions, which will dictate to what extent the Fund focuses on its hedging strategies.

8

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following describes the risks the Fund may bear indirectly through investments in ETFs and ETNs as well as directly through investments in put options.

•	Derivatives Risk – The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures, options and swaps, which can be riskier than traditional investments because they may involve leverage, be illiquid, suffer counterparty default and limit gains. Equity market-related swap contracts (including total return swaps and CDS) and options involve leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. There is a risk that adverse price movements in a swap instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).
•	Emerging Market Risk – Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.
•	ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the fund.
•	ETN Risk – Like ETFs and put options, ETNs are subject to administrative and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETNs and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETN is subject to specific risks, depending on the nature of the ETN. ETNs are subject to default risks.
•	Foreign Investment Risk – Foreign investing, involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Hedging Risk – When the Adviser believes market conditions are unfavorable, the Adviser may attempt to “hedge” with defensive positions and strategies including, for example, holding substantial positions in lower-yield fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds. There can be no assurance that the Fund’s hedging strategy will reduce the risk of the Fund’s investments.
•	Leverage/Volatility Risk – The use of leverage, such as that embedded in options, will magnify the Fund’s gains or losses.
•	Management Style Risk – The Adviser’s dependence on its relative strength research process and judgments about the attractiveness, value and potential appreciation of particular asset classes, ETFs and options in which the Fund invests may prove to be incorrect and may not produce the desired results.
•	Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
9

•	Options Risk – By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.
•	Put Option Risk – The Fund may lose the entire premium paid if the underlying index does not decrease in value. Put options on the S&P 500 Index may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s ETFs, many of which may be foreign or representative of sectors outside the S&P 500 Index.
•	Sector Risk – The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
•	Small and Medium Capitalization Stock Risk – The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
•	Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A and Class C shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.navigatorfunds.com or by calling 1-877-766-2264.

Class I Shares

Annual Total Return For Calendar Years Ended December

Best Quarter:	Second Quarter 2020	15.18%
Worst Quarter:	First Quarter 2020	(13.93)%

10

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Five Years	Ten Years
Return before taxes – Class I Shares	11.88%	7.28%	3.91%
Return after taxes on distributions	11.35%	5.75%	2.19%
Return after taxes on distributions and sale of Fund shares	7.02%	5.14%	2.31%
Return before taxes with sales charge – Class A Shares	5.43%	5.81%	3.06%
Return before taxes – Class C Shares	10.71%	6.20%	2.87%
MSCI World Index(1)	23.79%	12.80%	8.60%
HFRX Equity Hedge Index(2)	6.92%	6.10%	2.88%
(1)	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.
(2)	The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after-tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

Investment Adviser: Clark Capital Management Group, Inc. (the “Adviser”)

Portfolio Managers:

K. Sean Clark, CFA, Chief Investment Officer of the Adviser, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since it commenced operations in 2010.

David J. Rights, Director of Research of the Adviser, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since inception.

Mason Wev, CFA, CMT and CAIA is a Senior Portfolio Manager and member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since inception.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A, Class C and Class I shares is $5,000, $5,000 and $25,000, respectively. The minimum subsequent investment in Class A and Class C is $500. Class I shares have no minimum subsequent investment requirement. The Fund reserves the right to waive any minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

FUND SUMMARY: NAVIGATOR ULTRA SHORT BOND FUND

Investment Objective: The Navigator Ultra Short Bond Fund (the “Fund”) seeks current income consistent with the preservation of capital.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 47 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 62 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.37%	0.38%
Total Annual Fund Operating Expenses	0.92%	0.68%
Fee Waiver and/or Expense Reimbursement(1)	(0.27)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%	0.40%
(1)	Clark Capital Management Group, Inc. (the “Adviser”) has contractually agreed to reduce its fees and to reimburse expenses, at least until
February 28, 2025, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 0.65%, and 0.40% of average daily net assets attributable to Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Board, on 60 days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$439	$631	$840	$1,440
I	$41	$189	$351	$820

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

12

Principal Investment Strategies:

In seeking to achieve its investment objective, the Fund invests primarily in various types of short duration, investment grade debt (or fixed income) securities. Under normal circumstances, the Fund invests at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in fixed income securities (“80% investment policy”). For purposes of the 80% investment policy, the Fund defines fixed income securities as including (i) bills,
(ii) notes, (iii) corporate bonds of domestic, foreign and emerging market issuers, (iv) fixed income securities issued by the U.S. government, its agencies or instrumentalities, (v) fixed income derivatives including options, financial futures, options on futures and swaps, (vi) exchange traded funds and mutual funds that invest primarily in fixed income securities (“Underlying Funds”), or (vii) asset-backed and mortgage backed-securities. The Fund defines emerging market issuers as those found in the MSCI Emerging Markets Index. Fixed income securities in which the Fund may invest may have fixed, floating or inverse interest rates. The Fund may invest in affiliated mutual funds, and unaffiliated mutual funds (including money market funds), ETFs and inverse ETFs (collectively, “Underlying Funds”).

The Fund may invest in debt securities of any maturity or credit quality, including those rated below investment grade (commonly known as junk bonds or high yield securities). Below investment grade debt securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). The Fund will not invest more than 15% of its assets in high yield securities. Mortgage backed securities in which the Fund may invest include those issued by non-governmental agencies (“non-agency MBS”).

The Adviser expects that the investment portfolio for the Fund will have an average duration of one year or less. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point. The average duration of the Fund’s investment portfolio may vary from time to time, and there is no assurance that the duration of the Fund’s investment portfolio will not exceed one year but will also not typically exceed two years.

The Fund may also purchase or write (sell) credit default swaps (“CDS”) or credit default swap indexes (“CDX”), which are credit derivatives used to hedge credit risk and/or take a position on a basket of credit entities. Unlike a credit default swap, which is an over the counter derivative, a CDX may be exchange traded, or sold over the counter. Each CDX is designed to track a basket of credit entities, which may be standard or customized. This means that it may be more liquid than a credit default swap, and it may be cheaper to hedge the Fund’s portfolio with a CDX than it would be to buy many single name credit default swaps to achieve a similar effect. The Fund may also purchase or sell total return swaps or invest in inverse ETFs to hedge its long positions.

The Fund engages in active and frequent trading of its portfolio securities.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

•	Asset-Backed Securities Risk – Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase, and the Fund may have to reinvest prepayment proceeds at a lower interest rate.
•	CDS Risk –CDS are a type of derivative instrument, involve special risks and may result in losses to the Fund. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks. CDS may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain CDS will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate.
13

•	CDX Risk – A CDX is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk. Concentration risk refers to the certain large institutional buyers may take large positions in credit default swaps, and the failure of such a buyer could materially adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay.
•	Credit Risk – The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk is that the issuer will default on its obligation.
•	Derivatives Risk – The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures, options and swaps, which can be riskier than traditional investments because they may involve leverage, be illiquid, suffer counterparty default and limit gains. Equity market-related swap contracts
(including total return swaps and CDS) and options involve leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. There is a risk that adverse price movements in a swap instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).
•	Emerging Market Risk – Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.
•	Fixed Income Risk – The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.
•	Floating Rate Risk – Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. This contrasts with the Fund’s investments in fixed rate instruments, where a rise in interest rates generally causes values to fall
•	Foreign Investment Risk – Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
o	Foreign Currency Risk – Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.
•	Government-Sponsored Entities Risk – The Fund invests in securities issued or guaranteed by government-sponsored entities, but these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.
•	Hedging Risk – When the Adviser believes market conditions are unfavorable, the Adviser may attempt to “hedge” with defensive positions and strategies including, for example, holding substantial positions in lower-yield fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds.
•	High Yield Bond Risk – Lower-quality bonds, known as “high yield” or “junk” bonds, are speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
14

•	Interest Rate Risk – The value of the Fund may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases.
•	Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Leverage/Volatility Risk – The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.
•	Management Style Risk – The Adviser’s judgments about the potential appreciation of a particular security in which the Fund invests may prove to be incorrect. The Adviser’s proprietary modeling process may incorrectly measure or predict the relative strength or momentum of various fixed income asset classes, and the Fund may hold a high percentage of either high-yield bonds or cash equivalents during certain periods, or for an extended period.
•	Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
•	Mortgage-Backed Security Risk – When the Fund invests in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. RMBS default rates tend to be sensitive to these conditions and to home prices. CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices. Any unrealized losses the Fund experiences with respect to its RMBS and CMBS investments may be an indication of future realized losses. Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and less liquid than the market for government issued MBS.
•	Options Risk – The Fund may lose the entire put or call option premium paid if the reference asset or index does not decrease below or rise above the respective strike price before expiration. Options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s assets.
•	Portfolio Turnover Risk – A higher portfolio turnover may result in higher transactional and brokerage costs.
•	Sector Risk – The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
•	Swap Risk – Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.
•	Underlying Funds Risk – Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to specific risks, depending on the nature of the fund.
15

o	Inverse Fund Risk – Inverse ETFs are designed to rise in price when stock prices are falling. Inverse ETFs tend to limit the Fund’s participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying assets and benchmarks, and volatile markets can amplify this effect.
•	U.S. Government Securities Risk – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance
(before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-766-2264 or visiting www.navigatorfunds.com.

Class I Shares

Annual Total Return For Calendar Years Ended December 31

Best Quarter:	Second Quarter 2020	2.94%
Worst Quarter:	First Quarter 2020	(2.11)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Since Inception (3/25/2019)
Return before taxes – Class I Shares	5.64%	2.21%
Return after taxes on distributions	3.56%	1.32%
Return after taxes on distributions and sale of Fund shares	3.32%	1.31%
Return before taxes with sales charge – Class A Shares	1.34%	1.52%
Bloomberg U.S. Treasury Bellwethers: I Year Index(1)	5.16%	1.88%
(1)	Bloomberg U.S. Treasury Bellwethers: 1 Year Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity of up to a year. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after-tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

16

Investment Adviser: Clark Capital Management Group, Inc. (the “Adviser”)

Portfolio Managers:

Jonathan Fiebach, SVP, Head of Cross Asset Management, Head of Fixed Income, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since February 2019.

Robert S. Bennett, Jr., is a Senior Portfolio Manager and member of the Adviser’s investment committee. He has served the Fund as Portfolio Manager since February 2019.

Alexander Meyer, CFA, is a Senior Portfolio Manager and a member of the Adviser’s investment committee. He has served the Fund as a Portfolio Manager since May 2019.

Each portfolio manager is primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and Class I shares is $5,000 and $25,000, respectively. The minimum subsequent investment in Class A is $500. Class I shares have no minimum subsequent investment requirement. The Fund reserves the right to waive any minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

FUND SUMMARY: NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND

Investment Objective: The Fund seeks total return with a secondary goal of current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 47 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 62 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses(1)	0.05%	0.05%
Total Annual Fund Operating Expenses	1.38%	1.13%
Fee Waiver and/or Expense Reimbursement(2)	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	1.06%

(1)    Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)	The Fund’s adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until February 28, 2025, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed will not exceed 1.26% and 1.01% of average daily net assets attributable to Class A and Class I shares, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$503	$789	$1,095	$1,964
I	$108	$352	$616	$1,368

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 1,368%.

18

Principal Investment Strategies: In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long and/or short positions in investment grade bonds or fixed income securities (“80% investment policy”). For purposes of the 80% investment policy, the Fund defines bonds or fixed income securities as including (i) bills, (ii) notes, (iii) structured notes, (iv) bonds, (v) preferred stocks, (vi) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (vii) fixed income derivatives including options, financial futures, options on futures and swaps, and (viii) underlying funds (defined below) that invest primarily in fixed income securities, or (ix) other evidences of indebtedness. The Fund will invest primarily in investment grade bonds, rated by at least one nationally recognized statistical rating organization (NRSRO) as investment grade, at the time of purchase. From time to time, the Fund may also invest up to 20% of its assets directly or have exposure to high yield bonds (“junk bonds”) that are rated as below investment grade. The Fund may invest in underlying funds such as mutual funds (including money market funds), exchange traded funds (“ETFs”) and inverse ETFs (collectively, “Underlying Funds”).

The Fund may also purchase or write (sell) credit default swaps (“CDS”) or credit default swap indexes (“CDX”), which are credit derivatives used to hedge credit risk and/or take a position on a basket of credit entities. Unlike a credit default swap, which is an over the counter derivative, a CDX may be exchange traded, or sold over the counter. Each CDX is designed to track a basket of credit entities, which may be standard or customized. This means that it may be more liquid than a credit default swap, and it may be more efficient to hedge the Fund’s portfolio with a CDX than it would be to buy many single name credit default swaps to achieve a similar effect. The Fund may also purchase or sell total return swaps or invest in inverse ETFs to hedge its long positions.

The Fund’s investment strategy is primarily driven by a modeling process which measures the relative strength or momentum of various asset classes against one another. Specifically, using this momentum-based strategy, the Fund will tactically shift its asset class exposure across investment grade securities, intermediate to long-term Treasuries, and T bills and cash. That analysis assists the adviser to determine the preferred asset class, which in turn drives the underlying investment exposure. Under normal conditions, the Fund expects to invest in fixed income securities and derivatives. When the investment grade asset class is favored, the Fund will seek exposure to investment grade securities. When the treasury asset class is favored, the Fund will normally sell and/or hedge the Fund’s investment grade exposure by short-selling common stocks, entering into puts or put spreads on individual stocks, equity indices, and/or futures, selected to replicate the credit component of investment grade corporate bonds and increase the Fund’s exposure to Treasuries through bonds, notes, and money market funds which invest primarily in T-bills and/or ETFs. When the cash asset class is favored, the Fund will normally sell and/or hedge its investment grade security and/or treasury exposure and increase the Fund’s exposure to cash equivalents through securities and derivatives. The Fund may also use swaps or credit default swaps on individual securities or equity and fixed income indices for hedging purposes. The Fund may invest in affiliated mutual funds, and unaffiliated mutual funds (including money market funds), exchange traded funds (“ETFs”) and inverse ETFs (collectively, “Underlying Funds”).

Due to the structure of the derivatives the Fund expects to use, the Fund will hold a portion of its assets in highly liquid securities as collateral for its derivatives transactions and still have excess cash to invest regardless of whether the favored asset class is investment grade securities, intermediate to long-term treasuries and T-Bills or cash (or a combination of these asset classes). The Fund will normally invest this excess cash in a mix of investment grade corporate bonds, treasury bills and notes, municipal bonds and other instruments for diversification, risk management, and to seek to obtain additional return. As a result, when the investment grade security asset class is favored, a portion of the Fund’s assets may be invested in non-investment grade investments. Similarly, when the treasury asset class is favored, the Fund may hold a portion of its assets in non-treasury investments, and when the cash asset class is favored, the fund may hold a portion of its assets in non-cash investments.

The Adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

19

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

  CDS Risk – CDS are a type of derivative instrument, involve special risks and may result in losses to the Fund. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay. CDS may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain CDS will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate.
  CDX Risk – A CDX is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk. Concentration risk refers to the certain large institutional buyers may take large positions in credit default swaps, and the failure of such a buyer could materially adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay.
  Credit Risk – The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk is that the issuer will default on its obligation.
  Derivatives Risk – The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures, options and swaps, which can be riskier than traditional investments because they may involve leverage, be illiquid, suffer counterparty default and limit gains. Equity market-related swap contracts (including total return swaps and CDS) and options involve leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. There is a risk that adverse price movements in a swap instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).
  Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
  Fixed Income Risk – The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. During periods of sustained rising rates, fixed income risks may be amplified. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders.
  Futures Risk – The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.
  Government-Sponsored Entities Risk – The Fund invests in securities issued or guaranteed by government-sponsored entities, but these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.
  Hedging Risk – When the adviser believes market conditions are unfavorable, the adviser may attempt to “hedge” with defensive positions and strategies including, for example, holding substantial positions in lower-yield fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds. There can be no assurance that the Fund’s hedging strategy will reduce the risk of the Fund’s investments.
20

  High-Yield Bond Risk – Lower-quality bonds, known as high-yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).
  Interest Rate Risk – The value of the Funds may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases.
  Inverse ETF Risk – Investing in inverse ETFs may result in increased volatility and will magnify the Fund’s losses or gains. During periods of market volatility, inverse ETFs may not perform as expected.
  Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Leverage/Volatility Risk – The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.
  Management Style Risk – The adviser’s judgments about the potential appreciation of a particular security in which the Fund invests may prove to be incorrect. The adviser’s proprietary modeling process may incorrectly measure or predict the relative strength or momentum of various fixed income asset classes, and the Fund may hold a high percentage of either high-yield bonds or cash equivalents during certain periods, or for an extended period.
  Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
  Non-U.S. Issuers Risk – The Fund may have exposure to U.S. dollar-denominated bonds of non-U.S. corporate issuers as a result of its investment in other ETFs and mutual funds. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
  Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Options Risk – The Fund may lose the entire put or call option premium paid if the reference asset or index does not decrease below or rise above the respective strike price before expiration. Options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s assets.
  Portfolio Turnover Risk – A higher portfolio turnover may result in higher transactional and brokerage costs.
  Preferred Stock Risk – Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
21

  Sector Risk – The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
  Short Selling and Short Position Risk – The Fund may engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and more-risky than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
  Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Structured Notes Risk – Structured notes involve leverage risk, tracking risk and issuer default risk.
  Swap Risk – Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.
  Underlying Funds Risk – Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to specific risks, depending on the nature of the fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-766-2264 or visiting www.navigatorfunds.com.

Class I Shares

Annual Total Return For Calendar Years Ended December 31

Best Quarter:	Fourth Quarter 2023	9.03%
Worst Quarter:	Second Quarter 2022	(5.50)%

22

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Since Inception (8/31/2021)
Return before taxes – Class I Shares	9.79%	0.18%
Return after taxes on distributions	8.01%	(0.86)%
Return after taxes on distributions and sale of Fund shares	5.73%	(0.32)%
Bloomberg U.S. Aggregate Bond Index(1)	5.53%	(3.95)%
(1)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after-tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

Investment Adviser: Clark Capital Management Group, Inc. (the “Adviser”)

Portfolio Managers:

K. Sean Clark, CFA, EVP Chief Investment Officer of the Adviser, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since February 2021.

David J. Rights, Director of Research of the Adviser, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since February 2021.

Jonathan Fiebach, SVP, Head of Cross Asset Management, Head of Fixed Income, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since February 2021.

Robert S. Bennett, Jr., is a Senior Portfolio Manager and member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since February 2021.

Alexander Meyer, CFA, is a Senior Portfolio Manager and a member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since February 2021.

Kevin Bellis, CFA, is a Portfolio Manager and member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since February 2021.

Each portfolio manager is primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and Class I shares is $5,000 and $25,000, respectively. The minimum subsequent investment in Class A is $500. Class I shares have no minimum subsequent investment requirement. The Fund reserves the right to waive any minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

FUND SUMMARY: NAVIGATOR TACTICAL U.S. ALLOCATION FUND

Investment Objective: The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 47 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 62 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses(1)	0.05%	0.05%
Total Annual Fund Operating Expenses	1.53%	1.28%
Fee Waiver and/or Expense Reimbursement(2)	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	1.06%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Adviser has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, at least until February 28, 2025, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of the Fund do not exceed will not exceed 1.26%, and 1.01% of average daily net assets attributable to Class A and Class I shares, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years from the date in which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit and any expense limitation in place at the time of recoupment. This agreement may be terminated only by the Board of Trustees on 60 days written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$503	$819	$1,158	$2,112
I	$108	$384	$681	$1,526

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 25%.

24

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. equity and fixed income securities. The Fund’s adviser uses a relative strength modeling process (as described below) to determine the Fund’s long and/or short positions in equity securities and/or fixed income securities. Depending on the adviser’s modeling process, the Fund may be fully invested in equity securities or fixed income securities at a given time.

The Fund defines equity securities as including individual U.S. stocks of any market capitalization, exchange traded funds and mutual funds (“Underlying Funds”) that primarily invest in equity securities, and futures, options, and swaps on equity securities and indices. The Fund defines fixed income securities as including (i) bills, (ii) notes, (iii) structured notes,
(iv) bonds, (v) preferred stocks, (vi) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (vii) fixed income derivatives including options, financial futures, options on futures and swaps, and (viii) Underlying Funds that invest primarily in fixed income securities, or (ix) other evidences of indebtedness. The Fund may invest in debt securities of any maturity or credit quality, including those rated below investment grade (“high yield securities” or “junk bonds”). Below investment grade debt securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO).

The Fund’s investment strategy is primarily driven by a modeling process which measures the relative strength or momentum of various asset classes against one another. Specifically using this momentum-based strategy, the Fund will tactically shift its asset class exposure across U.S. equity securities, U.S. Treasuries, and cash. Under normal conditions, the Fund expects to invest in securities and derivatives. When the equity asset class is favored, the Fund will normally use a combination of securities and derivatives designed to create an investment return that tracks the return of the Fund’s primary benchmark index, currently the S&P 500 Total Return Index. Specifically, the Fund typically will purchase E-Mini S&P 500 futures contracts and invest in equity and fixed income securities in seeking to approximate the return of the Fund’s primary benchmark. When the treasury asset class is favored, the Fund will normally sell and/or hedge a portion of its equity exposure using derivatives such as E-Mini S&P 500 futures contracts and increase the Fund’s exposure to cash equivalents through securities and derivatives. When the cash asset class is favored, the Fund will normally sell and/or hedge its equity and/or treasury exposure and increase the Fund’s exposure to cash equivalents through securities and derivatives. The Fund may invest in affiliated mutual funds, and unaffiliated mutual funds (including money market funds), ETF and inverse ETFs (collectively, “Underlying Funds”).

Due to the structure of the derivatives the Fund expects to use, the Fund will hold a portion of its assets in highly liquid securities, including investment grade bonds, as collateral for its derivatives transactions and still have excess cash to invest regardless of whether the favored asset class is U.S. equity securities, treasuries, or cash (or a combination of these asset classes). The Fund will normally invest this excess cash in a mix of investment grade corporate bonds, treasury bills and notes, municipal bonds and other instruments for diversification, risk management, and to seek to obtain additional return. As a result, when U.S. equity securities are favored, a portion of the Fund’s assets may be invested in non-equity investments. Similarly, when the treasury asset class is favored, the Fund may hold a portion of its assets in non-treasury investments, and when the cash asset class is favored, the fund may hold a portion of its assets in non-cash investments.

The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

  CDS Risk – CDS are a type of derivative instrument, involve special risks and may result in losses to the Fund. CDS are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay. CDS may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade. In addition, for cleared trades, the brokerage firm would impose margin requirements and would be able to require termination of those trades in certain circumstances. Certain CDS will be required to be traded on a regulated execution facility or contract market that makes them available for trading. The transition to trading these swaps on such a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if such a facility or contract market does not operate properly. Swaps may be difficult to unwind or terminate.
25

  Credit Risk – The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk is that the issuer will default on its obligation.
  Derivatives Risk – The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures, options and swaps, which can be riskier than traditional investments because they may involve leverage, be illiquid, suffer counterparty default and limit gains. Equity market-related swap contracts (including total return swaps and CDS) and options involve leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. There is a risk that adverse price movements in a swap instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).
  Equity Securities Risk – Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
  Fixed Income Risk The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. During periods of sustained rising rates, fixed income risks may be amplified. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders.
  Futures Risk – The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.
  Government-Sponsored Entities Risk – The Fund invests in securities issued or guaranteed by government-sponsored entities, but these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.
  Hedging Risk – When the adviser believes market conditions are unfavorable, the adviser may attempt to “hedge” with defensive positions and strategies including, for example, holding substantial positions in lower-yield fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds. There can be no assurance that the Fund’s hedging strategy will reduce the risk of the Fund’s investments.
  High-Yield Bond Risk – Lower-quality bonds, known as high-yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).
  Interest Rate Risk – Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. Floating or adjustable rate securities (such as most loans) typically have less exposure to interest rate fluctuations than other fixed income securities and their exposure will generally be limited to the period of time until the interest rate on the security is reset.
  Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Leverage/Volatility Risk – The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.
  Large Capitalization Stock Risk – Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
26

  Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
  Management Style Risk – The adviser’s judgments about the potential appreciation of a particular security in which the Fund invests may prove to be incorrect. The adviser’s proprietary modeling process may incorrectly measure or predict the relative strength or momentum of various fixed income asset classes, and the Fund may hold a high percentage of either high-yield bonds or cash equivalents during certain periods, or for an extended period.
  Options Risk – The Fund may lose the entire put or call option premium paid if the reference asset or index does not decrease below or rise above the respective strike price before expiration. Options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s assets.
  Portfolio Turnover Risk – A higher portfolio turnover may result in higher transactional and brokerage costs.
  Preferred Stock Risk – Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
  Sector Risk – The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.
  Short Selling and Short Position Risk – The Fund may engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and more-risky than “long” positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
  Small and Medium Company Credit Risk – Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Therefore, equity or fixed income securities issued by smaller companies may pose greater credit risk than is generally associated with the securities of larger, more established companies.
  Stock Market Risk – Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
  Structured Notes Risk – Structured notes involve leverage risk, tracking risk and issuer default risk.
27

  Swap Risk – Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money.
  Underlying Funds Risk – Underlying Funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to specific risks, depending on the nature of the fund.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. Returns for Class A shares, which are not presented, would be different than the returns for Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance
(before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-766-2264 or visiting www.navigatorfunds.com.

Class I Shares

Annual Total Return For Calendar Years Ended December 31

Best Quarter:	Second Quarter 2023	9.11%
Worst Quarter:	Second Quarter 2022	(14.08)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

	One Year	Since Inception (6/11/21)
Return before taxes – Class I Shares	23.03%	4.65%
Return after taxes on distributions	21.04%	2.89%
Return after taxes on distributions and sale of Fund shares	13.57%	3.00%
S&P 500 Total Return Index S&P 500® (1)	26.29%	6.31%
(1)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The after-tax returns for Class A and Class C shares are not shown and would differ from those of Class I Shares.

28

Investment Adviser: Clark Capital Management Group, Inc. (the “Adviser’)

Portfolio Managers:

K. Sean Clark, CFA, EVP, Chief Investment Officer of the Adviser, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since inception.

David J. Rights, Director of Research of the Adviser, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since inception.

Jonathan Fiebach, SVP, Head of Cross Asset Management, Head of Fixed Income, is a member of the Adviser’s investment committee and has served the Fund as its Portfolio Manager since inception.

Robert S. Bennett, Jr., is a Senior Portfolio Manager and member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since inception.

Alexander Meyer, CFA, is a Senior Portfolio Manager and a member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since inception.

Kevin Bellis, CFA, is a Portfolio Manager and member of the Adviser’s investment committee. He has served the Fund as its Portfolio Manager since inception.

Each portfolio manager is primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and Class I shares is $5,000 and $25,000, respectively. The minimum subsequent investment in Class A is $500. Class I shares have no minimum subsequent investment requirement. The Fund reserves the right to waive any minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

29

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

Fund	Investment Objective
Navigator Tactical Fixed Income Fund	The Fund seeks total return with a secondary goal of current income.
Navigator Equity Hedged Fund	The Fund seeks long-term capital appreciation.
Navigator Ultra Short Bond Fund	The Fund seeks current income consistent with the preservation of capital.
Navigator Tactical Investment Grade Bond Fund	The Fund sees total return with a secondary goal of current income.
Navigator Tactical U.S. Allocation Fund	The Fund seeks long-term capital appreciation.

The investment objectives of Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund (collectively, the “Funds”) may be changed without shareholder approval by the Board of Trustees (the “Board) upon 60 days written notice to shareholders. The 80% investment policy of the Funds may be changed without shareholder approval by the Board upon 60 days written notice to shareholders.

Principal Investment Strategies

Navigator Tactical Fixed Income Fund (“Tactical Fixed Income Fund”)

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long and/or short positions in fixed income securities in accordance with its 80% investment policy. The Fund may invest in Underlying Funds, including inverse ETFs, money market funds which invest primarily in T-bills, individual bonds, options, futures, swaps, structured notes and other fixed income securities.

The Fund may also invest in credit default swap indexes (“CDX”), a credit derivative used to hedge credit risk and/or take a position on a basket of credit entities. Unlike a credit default swap, which is an over the counter derivative, a CDX may be exchange traded, or sold over the counter. Each CDX is designed to track a basket of credit entities, which may be standard or customized. This means that it may be more liquid than a credit default swap, and it may be cheaper to hedge the Fund’s portfolio with a CDX than it would be to buy many single name credit default swaps to achieve a similar effect. The Fund may also purchase or sell total return swaps.

The Fund’s investment strategy is primarily driven by a modeling process which measures the relative strength or momentum of various asset classes against one another. Specifically, using this momentum-based strategy, the Fund will tactically shift its asset class exposure across high yield U.S. securities and cash. Under normal conditions, the Fund expects to invest in fixed income securities and derivatives. When the high yield asset class is favored, the Fund will normally use a combination of fixed income securities and derivatives designed to create an investment return that tracks the return of the Fund’s primary benchmark index, currently the Bloomberg Barclays U.S. Corporate High Yield index. Specifically, the Fund may purchase securities, such as high yield ETFs or corporate bonds, and also enter into swaps or futures where the reference asset is a high yield index, high yield corporate bond ETFs or basket of high yield securities to seek to approximate the return of the Fund’s primary benchmark. When the treasury asset class is favored, the Fund will normally sell and/or hedge a portion of its high yield exposure using derivatives such as listed commodities, S&P 500 futures contracts, or CDX to hedge its high yield exposure, and increase the Fund’s exposure to treasuries through securities and derivatives. When the cash asset class is favored, the Fund will normally sell and/or hedge its high yield and/or treasury exposure and increase the Fund’s exposure to cash equivalents through securities and derivatives. When the cash asset class is favored, the Fund will normally sell and/or hedge its high yield and/or treasury exposure and increase the Fund’s exposure to cash equivalents through securities and derivatives.

Due to the structure of the derivatives the Fund expects to use, the Fund will hold a portion of its assets in highly liquid securities as collateral for its derivatives transactions and still have excess cash to invest regardless of whether the favored asset class is high yield, treasuries or cash (or a combination of these asset classes). The Fund will normally invest this excess cash in a mix of investment grade corporate bonds, treasury bills and notes, municipal bonds and other instruments for diversification, risk management, and to seek to obtain additional return. As a result, when the high yield asset class is favored, a portion of the Fund’s assets will be invested in non-high yield investments. Similarly, when the treasury asset class is favored, the Fund will hold a portion of its assets in non-treasury investments, and when the cash asset class is favored, the fund will hold a portion of its assets in non-cash investments.

30

The Fund may also invest in equity securities or futures from time to time, to replicate the credit component of high yield corporate bonds. The basic structure of the High Yield corporate bond market tends to have two major components: interest rate risk and credit risk. The credit component tends to be correlated with equity prices, allowing the Fund to use equity investments as a hedge, or as a means to replace the credit component of the risk of High Yield bonds. The Fund may hold individual stocks or baskets of stocks short, invest in futures, or enter into puts or put spreads on individual stocks or equity indices to replicate the credit component of high-yield corporate bonds.

The Adviser believes investors may benefit from a non-traditional, flexible approach that targets opportunities and manages risk through a quantitative relative strength research process. The adviser’s quantitative model seeks to tactically position the portfolio in a “risk-on” or “risk-off” allocation which it believes results in an unbiased and repeatable process that seeks total return, with a secondary objective of income, while minimizing overall volatility.

Navigator Equity Hedged Fund (“Equity Hedged”)

The Adviser seeks to achieve the Fund’s investment objective by allocating assets across various sectors of the global equity markets by investing primarily in:

•	exchange-traded funds that each invest primarily equity securities;
•	put options on the Standard & Poor’s 500 Index for hedging purposes; and
•	volatility-linked exchange-traded funds, volatility-linked exchange-traded notes, and put and call options on volatility linked exchange traded funds and notes for hedging purposes.

The Fund defines equity securities to include both (i) ETFs that invest primarily in common stocks and (ii) options on the Standard & Poor’s 500 Index.

The Fund invests without restriction as to capitalization, country (including emerging markets) or trading currency of the individual equity securities held by the ETFs. However, the Fund is subject to sector limits described below. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, as defined above.

Global Asset Allocation Process

The Adviser determines global equity sector allocations using its proprietary quantitative relative strength research process. The Adviser’s research process seeks an optimal asset allocation targeting equity ETF exposure in three areas: (i) U.S. equity markets by issuer capitalization and investment style; (ii) U.S. equity markets by industry sectors and sub-sectors; and (iii) foreign equity markets by region and country. The Adviser has defined minimum and maximum allocation parameters in each area to seek to prevent the process from steering portfolio construction into an over-concentrated position.

The Adviser’s proprietary research process is applied to rank investments within each of the three targeted market segments. The issuer capitalization and investment style segment groups issuers by their relative market capitalization (e.g., small, mid or large) and by their investment style (e.g. growth or value). Generally, growth refers to issuers with above-average profit or revenue growth, while value refers to issuers with above-average valuation as measured by price to earnings ratio. The sector and sub-sector segment ranks investments in various subsets of the market that share similar characteristics. Securities in the top two relative strength quartiles are investment candidates subject to further research.

A representative ETF is selected for inclusion in the portfolio after it is reviewed for sufficient trading liquidity and its fit within overall portfolio diversification needs. By selecting ETFs using this process, the Adviser expects that the Fund will typically hold between 5 and 15 positions. The Adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

Hedging Process

The Adviser applies a hedging strategy to protect the portfolio against significant market declines. The Adviser uses a protective put hedging strategy and/or volatility-linked ETFs and/or volatility-linked ETNs to hedge the Fund’s equity exposure. In the case of protective puts, the Fund pays a price (referred to as a premium) to purchase a put option that gives the Fund the right to sell a security at a set (strike) price even though the market price may be lower. The protective put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The protective put strategy seeks to limit downside loss. Generally, S&P 500 put options have an inverse relationship to the S&P 500 Index. In the case of volatility-related hedging, the Fund purchases ETFs and/or ETNs that invest in instruments linked to equity market volatility or the Chicago Board Options Exchange (“CBOE”) Volatility Index (“VIX”) futures. Generally, volatility has an inverse relationship to the S&P 500 Index. The Fund invests in volatility-linked instruments to benefit from the expected negative correlation between volatility and equity market returns. Additionally, the Fund may also use various options strategies that involve a combination of buying and/or selling call options on ETFs and/or volatility-linked ETNs to hedge the Fund against volatility and reduce the cost of the hedging strategy. The Fund’s decision regarding whether to utilize specific strategies will depend upon an evaluation of the available options, swaps, futures, Underlying Funds, ETFs, ETNs or structured notes or other securities, and market conditions, which will dictate to what extent the Fund focuses on its hedging strategies.

31

Navigator Ultra Short Bond Fund (“Ultra Short Bond”)

In seeking to achieve its investment objective, the Fund invests primarily in various types of short duration, investment grade debt (or fixed income) securities. Under normal circumstances, the Fund invests at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in fixed income securities (“80% investment policy”).

For purposes of the 80% investment policy, the Fund defines fixed income securities as including:

•	corporate bonds (domestic, foreign and emerging market issuers)
•	fixed income securities issued by government, its agencies or instrumentalities
•	fixed income derivatives including options, financial futures, options on futures and swaps
•	exchange traded funds and mutual funds that invest primarily in fixed income securities (“Underlying Funds”)
•	asset-backed and mortgage backed-securities
•	bills
•	notes

The Fund defines emerging market issuers as those found in the MSCI Emerging Markets Index. Fixed income securities in which the Fund may invest may have fixed, floating or inverse interest rates.

The Fund may invest in debt securities of any maturity or credit quality, including those rated below investment grade (commonly known as junk bonds or high yield securities). Below investment grade debt securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another NRSRO. The Fund will not invest more than 15% of its assets in high yield securities. Mortgage backed securities in which the Fund may invest include those issued by non-governmental agencies (“non-agency MBS”).

The Adviser expects that the investment portfolio for the Fund will have an average duration of one year or less. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1% if interest rates rose by one percentage point. The average duration of the Fund’s investment portfolio may vary from time to time, and there is no assurance that the duration of the Fund’s investment portfolio will not exceed one year but will also not typically exceed two years.

The Adviser combines a top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the Fund’s Adviser evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The Fund’s Adviser employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The Fund may actively rotate sector exposure based on its assessment of relative value.

The Fund may also purchase or write (sell) credit default swaps (“CDS”) or CDX, which are credit derivatives used to hedge credit risk and/or take a position on a basket of credit entities. Unlike a credit default swap, which is an over the counter derivative, a CDX may be exchange traded, or sold over the counter. Each CDX is designed to track a basket of credit entities, which may be standard or customized. This means that it may be more liquid than a credit default swap, and it may be cheaper to hedge the Fund’s portfolio with a CDX than it would be to buy many single name credit default swaps to achieve a similar effect. The Fund may also purchase or sell total return swaps or invest in inverse ETFs to hedge its long positions.

The Fund engages in active and frequent trading of its portfolio securities.

Navigator Tactical Investment Grade Bond Fund (“Tactical Investment Grade”)

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long and/or short positions in investment grade bonds or fixed income securities (“80% investment policy”). For purposes of the 80% investment policy, the Fund defines bonds or fixed income securities as including (i) bills, (ii) notes, (iii) structured notes, (iv) bonds, (v) preferred stocks, (vi) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (vii) fixed income derivatives including options, financial futures, options on futures and swaps, and (viii) underlying funds (defined below) that invest primarily in fixed income securities, or
(ix) other evidences of indebtedness. The Fund will invest primarily in investment grade bonds, rated by at least one NRSRO as investment grade, at the time of purchase.

32

From time to time, the Fund may also invest up to 20% of its assets directly or have exposure to high yield bonds (“junk bonds”) that are rated as below investment grade. The Fund may invest in underlying funds such as mutual funds (including money market funds), ETFs and inverse ETFs (collectively, “Underlying Funds”).

The Fund may also purchase or write (sell) CDS or CDX, which are credit derivatives used to hedge credit risk and/or take a position on a basket of credit entities. Unlike a credit default swap, which is an over the counter derivative, a CDX may be exchange traded, or sold over the counter. Each CDX is designed to track a basket of credit entities, which may be standard or customized. This means that it may be more liquid than a credit default swap, and it may be more efficient to hedge the Fund’s portfolio with a CDX than it would be to buy many single name credit default swaps to achieve a similar effect. The Fund may also purchase or sell total return swaps or invest in inverse ETFs to hedge its long positions.

The Fund’s investment strategy is primarily driven by a modeling process which measures the relative strength or momentum of various asset classes against one another. Specifically, using this momentum-based strategy, the Fund will tactically shift its asset class exposure across investment grade securities, intermediate to long-term Treasuries, and T bills and cash. That analysis assists the adviser to determine the preferred asset class, which in turn drives the underlying investment exposure. Under normal conditions, the Fund expects to invest in fixed income securities and derivatives. When the investment grade asset class is favored, the Fund will seek exposure to investment grade securities. When the treasury asset class is favored, the Fund will normally sell and/or hedge the Fund’s investment grade exposure by short-selling common stocks, entering into puts or put spreads on individual stocks, equity indices, and/or futures, selected to replicate the credit component of investment grade corporate bonds and increase the Fund’s exposure to Treasuries through bonds, notes, and money market funds which invest primarily in T-bills and/or ETFs. When the cash asset class is favored, the Fund will normally sell and/or hedge its investment grade security and/or treasury exposure and increase the Fund’s exposure to cash equivalents through securities and derivatives. The Fund may also use swaps or credit default swaps on individual securities or equity and fixed income indices for hedging purposes. The Fund may invest in affiliated mutual funds, and unaffiliated mutual funds (including money market funds), ETFs and inverse ETFs (collectively, “Underlying Funds”).

Due to the structure of the derivatives the Fund expects to use, the Fund will hold a portion of its assets in highly liquid securities as collateral for its derivatives transactions and still have excess cash to invest regardless of whether the favored asset class is investment grade securities, intermediate to long-term treasuries and T-Bills or cash (or a combination of these asset classes). The Fund will normally invest this excess cash in a mix of investment grade corporate bonds, treasury bills and notes, municipal bonds and other instruments for diversification, risk management, and to seek to obtain additional return. As a result, when the investment grade security asset class is favored, a portion of the Fund’s assets may be invested in non-investment grade investments. Similarly, when the treasury asset class is favored, the Fund may hold a portion of its assets in non-treasury investments, and when the cash asset class is favored, the fund may hold a portion of its assets in non-cash investments.

The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

The Adviser believes investors may benefit from a non-traditional, flexible approach that targets opportunities and manages risk through a quantitative relative strength research process. The adviser’s quantitative model seeks to tactically position the portfolio in a “risk-on” or “risk-off” allocation which it believes results in an unbiased and repeatable process that seeks long-term capital appreciation, with a secondary objective of income, while minimizing overall volatility.

Navigator Tactical U.S. Allocation Fund (“U.S. Allocation”)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in U.S. equity and fixed income securities. The Fund’s adviser uses a relative strength modeling process
(as described below) to determine the Fund’s long and/or short positions in equity securities and/or fixed income securities. Depending on the adviser’s modeling process, the Fund may be fully invested in equity securities or fixed income securities at a given time.

The Fund defines equity securities as including individual U.S. stocks of any market capitalization, exchange traded funds and mutual funds (“Underlying Funds”) that primarily invest in equity securities, and futures, options, and swaps on equity securities and indices. The Fund defines fixed income securities as including (i) bills, (ii) notes, (iii) structured notes,
(iv) bonds, (v) preferred stocks, (vi) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (vii) fixed income derivatives including options, financial futures, options on futures and swaps, and (viii) Underlying Funds that invest primarily in fixed income securities, or (ix) other evidences of indebtedness. The Fund may invest in debt securities of any maturity or credit quality, including those rated below investment grade (“high yield securities” or “junk bonds”). Below investment grade debt securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another NRSRO.

33

The Fund’s investment strategy is primarily driven by a modeling process which measures the relative strength or momentum of various asset classes against one another. Specifically using this momentum-based strategy, the Fund will tactically shift its asset class exposure across U.S. equity securities, U.S. Treasuries, and cash. Under normal conditions, the Fund expects to invest in securities and derivatives. When the equity asset class is favored, the Fund will normally use a combination of securities and derivatives designed to create an investment return that tracks the return of the Fund’s primary benchmark index, currently the S&P 500 Total Return Index. Specifically, the Fund typically will purchase E-Mini S&P 500 futures contracts and invest in equity and fixed income securities in seeking to approximate the return of the Fund’s primary benchmark. When the treasury asset class is favored, the Fund will normally sell and/or hedge a portion of its equity exposure using derivatives such as E-Mini S&P 500 futures contracts and increase the Fund’s exposure to cash equivalents through securities and derivatives. When the cash asset class is favored, the Fund will normally sell and/or hedge its equity and/or treasury exposure and increase the Fund’s exposure to cash equivalents through securities and derivatives. The Fund may invest in affiliated mutual funds, and unaffiliated mutual funds (including money market funds), ETFs and inverse ETFs (collectively, “Underlying Funds”).

Due to the structure of the derivatives the Fund expects to use, the Fund will hold a portion of its assets in highly liquid securities, including investment grade bonds, as collateral for its derivatives transactions and still have excess cash to invest regardless of whether the favored asset class is U.S. equity securities, treasuries, or cash (or a combination of these asset classes). The Fund will normally invest this excess cash in a mix of investment grade corporate bonds, treasury bills and notes, municipal bonds and other instruments for diversification, risk management, and to seek to obtain additional return. As a result, when U.S. equity securities are favored, a portion of the Fund’s assets may be invested in non-equity investments. Similarly, when the treasury asset class is favored, the Fund may hold a portion of its assets in non-treasury investments, and when the cash asset class is favored, the fund may hold a portion of its assets in non-cash investments.

The adviser may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

The Adviser believes investors may benefit from a non-traditional, flexible approach that targets opportunities and manages risk through a quantitative relative strength research process. The adviser’s quantitative model seeks to tactically position the portfolio in a “risk-on” or “risk-off” allocation which it believes results in an unbiased and repeatable process that seeks long-term capital appreciation while minimizing overall volatility.

Principal Investment Risks

•	Asset-Backed Securities Risk (Ultra Short Bond only) – The value of asset-backed securities will be influenced by the factors affecting the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
•	CDS Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – The Funds may invest in CDS which require the Adviser to forecast, among other things, the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Funds will be able to eliminate its exposure under an outstanding CDS by entering into an offsetting swap, and the Funds may not assign a swap without the consent of the counterparty to it. In addition, each CDS exposes the Funds to counterparty risk and the adviser may determine to concentrate any or all of its CDS in a single counterparty or small group of counterparties. If a counterparty defaults, the Funds’ only recourse would be to pursue contractual remedies against the counterparty and the Funds may be unsuccessful in such pursuit. The Funds thus assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to a CDS. In addition to counterparty risks, CDS are subject to credit risk on the underlying investment. If the Funds were the buyers of a CDS and no event of default occurred, the Funds would lose their entire investment. Similarly, if the Funds were the seller of a CDS and an event of default occurred, they would be required to pay their counterparty the value of the CDS, which may cause the Funds to incur a loss on the CDS transaction.
•	CDX Risk (Tactical Fixed Income, Ultra Short Bond and Tactical Investment Grade only) – A CDX is subject to the risks of the underlying credit default swap obligations, which include risks such as concentration risk and counterparty risk, and operational risk. Concentration risk refers to the certain large institutional buyers that may take large positions in credit default swaps, and the failure of such a buyer could materially and adversely affect the credit default swap market as a whole. Counterparty risk refers to the risk that the counterparty to the swap will default on its obligation to pay. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. Once fully implemented, new regulations may make swaps more costly, may limit their availability, or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be for some time.
34

•	Credit Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – There is a risk that issuers will not make interest and/or principal payments or will otherwise be unable to honor a financial obligation, resulting in losses to the Funds. In addition, the credit quality of fixed income securities may be lowered if an issuer’s financial condition changes or the issuer is likely to default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Funds. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Funds, thereby reducing the value of your investment in shares of the Funds. In addition, default may cause the Funds to incur expenses, directly or indirectly, in seeking recovery of principal or interest on its portfolio holdings. These risks are more pronounced for securities with lower credit quality, such as those rated in the BB category by S&P. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.
•	Derivatives Risk – Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for investment or hedging purposes will be effective or that suitable transactions will be available. Derivatives such as futures, options, options on futures, swaps and structured notes involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Even a small investment in derivatives (which include options, futures and swap contracts) may give rise to leverage risk, and can have a significant impact on the Funds’ exposure to securities markets values and interest rates. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:
o	Leverage and Volatility Risk – Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits, if any, normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral requirements. The use of leveraged derivatives can amplify the effects of market volatility on the Funds’ share price.
o	Liquidity Risk – Although it is anticipated that the swaps and options traded will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Funds from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Buying and selling put and call options can be more speculative than investing directly in securities.
o	Tracking Risk – Swap and option contracts may not be perfect substitutes for the securities they are intended to track or hedge. Factors such as differences in supply and demand for certain derivatives may cause their returns to deviate from the Adviser’s expectations. Consequently, derivative returns may not be highly correlated to the securities they are intended to hedge. The Funds could lose their entire investment in an option contract. Option contracts will expire worthless if the reference security or index is below its strike price in the case of call options or above in the case of put options.
o	Total Return and Interest Rate Swap Risk – In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Like a traditional investment in a debt security, the Funds could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Funds enter into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Funds may have to pay more money than they receive. Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Funds worse off than if they had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Funds may achieve with them.
35

o	Emerging Market Risk (Equity Hedged and Ultra Short Bond only) – The Funds may invest in countries with newly organized or less developed securities markets. Investments in emerging markets securities typically involves greater risks than investing in more developed markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on Public Company Accounting Oversight Board inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries. As a result, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of securities markets in emerging market countries and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Funds may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to meet cash obligations or take advantage of other investment opportunities.
•	Equity Securities Risk (Tactical Fixed Income, Tactical Investment Grade and Tactical U.S. Allocation only)
– Although the Fund will invest primarily in fixed income securities, a portion of its portfolio may be invested in equity securities, including common stock, which are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. While both represent proportional share ownership of a company, preferred stocks often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. The Fund may invest a portion of its assets in warrants and rights, which gives holders a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants and rights do not pay a fixed coupon or dividend. Investments in warrants and rights involve certain risks, including the possible lack of liquidity, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying stock to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment).
•	ETF Risk (Equity Hedged only) – Your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices, if any, they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices. Investment advisers of ETFs may make investment decisions that are detrimental to the performance of the Fund. The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value. Each ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk.
•	ETN Risk (Equity Hedged only) – Your cost of investing in the Fund will be higher than the cost of investing directly in ETNs and also may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the ETNs, which are similar to those charged by ETFs, in addition to the Fund’s direct fees and expenses. Investment in the Fund should be made with the understanding that the ETNs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities or indices will be reduced by transaction and other costs incurred by the ETNs. Certain securities or indices tracked by the ETNs may, from time to time, temporarily be unavailable, which may further impede the ETNs’ ability to achieve intended investment results. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, lack of liquidity in underlying security markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or other events that affect the securities markets generally. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
36

•	Fixed Income Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – When the Funds invest in fixed income securities or derivatives, the value of your investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Funds. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Funds possibly causing the Funds’ share price and total return to be reduced and fluctuate more than other types of investments.
•	Floating Rate Risk (Ultra Short Bond only) – Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “reference security floor”). So long as the base rate for a loan remains under the reference security floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a fund’s portfolio experience a general decline, the yield on the fund’s shares will fall and the value of the fund’s assets may decrease, which will cause the fund’s net asset value to decrease. With respect to a fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.
•	Foreign Investment Risk (Tactical Fixed Income, Equity Hedged and Ultra Short Bond only) – Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

o    Foreign Currency Risk – Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

•	Futures Risk (Tactical Fixed Income, Tactical Investment Grade and Tactical U.S. Allocation only) – The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.
•	Government-Sponsored Entities Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – The Funds may invest in securities issued or guaranteed by government-sponsored entities, including Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.
•	Hedging Risk – When the Adviser believes market conditions are unfavorable, the Adviser may attempt to “hedge” with defensive positions and strategies including, for example, holding substantial positions in lower-yield fixed-income securities and/or cash equivalents, which may limit potential gains when compared to unhedged funds. There can be no assurance that the Funds’ hedging strategy will reduce the risk of the Funds’ investments.
•	High-Yield Bond Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – Lower-quality bonds, known as high-yield bonds or “junk bonds,” present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Funds’ share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Funds’ ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Funds’ share price.
37

•	Interest Rate Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – The value of the Funds may fluctuate based on changes in interest rates and market conditions. As interest rates rise, the value of income producing instruments may decrease. This risk increases as the term of the note increases.
•	Issuer-Specific Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
•	Large Capitalization Stock Risk (Tactical U.S. Allocation only) – Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Leverage/Volatility Risk – The Funds may employ leverage and may invest in leveraged instruments. Borrowing magnifies the potential for losses and exposes the Funds interest expenses on borrowing. The more the Funds invest in leverage instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities or other investments. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage, including inverse ETFs or derivatives. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Funds, for any reason, are unable to close out the transaction.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all your investment in the Funds’ should the funds’ trading positions suddenly turn unprofitable.

•	Management Style Risk – The Adviser’s investment process and security selection methodology may produce incorrect judgments about the attractiveness, value, return, relative value and potential appreciation of a particular investment the Funds make and may not produce the desired results. The Adviser’s proprietary modeling process may incorrectly measure or predict the relative strength or momentum of various fixed income asset classes, and the Tactical Fixed Income Fund may hold a high percentage of either high-yield bonds or cash equivalents during certain periods, or for an extended period.
•	Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation
(or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.
38

•	Mortgage-Backed Securities Risk (Ultra Short Bond only) – When the Fund invests in MBS and CMBS, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Prepayment risk is associated with mortgage-backed securities. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. Rising rates may also make it more difficult for borrowers to repay floating rate loans. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. RMBS default rates tend to be sensitive to these conditions and to home prices. CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced significant weakness and volatility in recent years. Possible legislation in the area of residential mortgage loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. Any unrealized losses the Fund experiences with respect to its RMBS and CMBS investments may be an indication of future realized losses.

The value of CMBS is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) and the availability of financing. RMBS are subject to prepayment risk and extension risk. If interest rates rise, there may be fewer prepayments, which would cause an RMBS’s average maturity to rise, increasing the potential for the Fund to lose money. If interest rates fall, there may be faster prepayments, which would cause an RMBS’s average maturity to decline, increasing the risk that the Fund will have reinvest prepayment proceeds at lower interest rates.

Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally offer a higher rate of interest (but greater credit risk) than securities issued by the U.S. government, and the market for non-agency MBS is smaller and less liquid than the market for government issued MBS.

•	Non-U.S. Issuers Risk (Investment Grade Bond Fund only) – The Fund may have exposure to U.S. dollar-denominated bonds of non-U.S. corporate issuers as a result of its investment in other ETFs and mutual funds. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
•	Options Risk – The Funds may lose the entire put or call option premium paid if the reference asset or index does not decrease below or rise above the respective strike price before expiration. Options may not be an effective hedge because they may have imperfect correlation to the value of the Funds’ assets. Written call options may limit the Funds’ participation in market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Funds write the option and the date on which the Funds purchase an offsetting position.
•	Portfolio Turnover Risk – A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Funds’ return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Funds’ realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
•	Preferred Stock Risk (Tactical Fixed Income, Tactical Investment Grade and Tactical U.S. Allocation only)
– Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
39

•	Put Option Risk (Equity Hedged only) – When the Fund purchases a put option, it may lose the entire premium paid if the option is held to expiration and the underlying index does not decrease in value. The Fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund. The value of put options on the S&P 500 Index may be imperfectly correlated to the value of the Fund’s ETFs, many of which may be foreign or representative of sectors outside the S&P 500 Index, and, therefore, may not provide an effective hedge.
•	Sector Risk – Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.
•	Short Selling and Short Position Risk (Tactical Fixed Income, Tactical Investment Grade and Tactical U.S. Allocation only) – The Funds’ long positions could decline in value at the same time that the value of short positions increase, thereby increasing the Funds’ overall potential for loss. The short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Funds’ long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions is potentially higher. However, the Funds will be in compliance with Section 18(f) of the 1940 Act, to ensure that the Funds shareholders, will not lose more than the amount invested in the Funds. Market factors may prevent the Funds from closing out a short position at the most desirable time or at a favorable price. When the Funds’ is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Funds may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Funds’ ability to pursue other opportunities as they arise.
•	Small and Medium Capitalization Company Risk (Tactical Fixed Income, Equity Hedged and Tactical U.S. Allocation only) – The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Funds’ net asset value than is customarily associated with larger, more established companies.
•	Stock Market Risk (Tactical Fixed Income, Tactical Investment Grade and Tactical U.S. Allocation only) – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Funds’ investments may decline in value if the stock markets perform poorly. There is also a risk that the Funds’ investments will underperform either the securities markets generally or particular segments of the securities markets.
•	Structured Notes Risk (Tactical Fixed Income, Tactical Investment Grade and Tactical U.S. Allocation only)
– Structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (i) the risk that the issuer may default; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the note may not correlate perfectly with the underlying assets, rate or index. Structured note prices may be highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading structured notes involves risk different from, or possibly greater than, the risks associated with investing traditional securities including:
o	Leverage and Volatility Risk – Structured notes ordinarily have leverage inherent in their terms. Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss.
o	Liquidity Risk – Although it is anticipated that the structured notes will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Funds from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.
o	Tracking Risk – Structured notes may not be perfect substitutes for the securities, commodities or currencies they are intended to track. Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the Adviser’s expectations. Consequently, structured note returns may not be highly correlated to the securities commodities or currencies they are intended to track.
40

•	Swap Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Funds and the risk that the Funds will not be able to meet their obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Funds’ gains from a swap agreement or may cause the Funds to lose money. As described in the Principal Investment Strategies section, the Funds will invest through the subsidiary in the swap. The Funds’ returns will be reduced or its losses will be increased by the costs associated with the swap, which are the fees deducted by the counterparty in the calculation of the returns of the swap. These fees include the management and performance fees of the Underlying Fund accessed through the swap (See “Underlying Funds Risk” below for more information on these fees). The costs associated with the swap are separate from the Funds’ operating expenses as shown in the Annual Fund Operating Expenses table. A performance fee for one or more managers represented in the swap may be deducted from the return of the swap even if the aggregate returns of the swap are negative. In addition, there is the risk that the swap may be terminated by the Funds or the counterparty in accordance with its terms. If the swap were to terminate, the Funds may be unable to implement their investment strategies and the Funds may not be able to seek to achieve their investment objective.
•	Swaption Risk (Tactical Fixed Income only) – A swaption is an option contract that gives the holder the right
(but not the obligation) to enter into a swap at a predetermined rate at expiration in exchange for a premium payment. Swaptions enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of swaptions can be volatile, and a small investment in swaptions can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing swaptions. Additionally, the value of the option may be lost if the Fund fails to exercise such option at or prior to its expiration. When the Fund writes (sells) a swaption, there is a risk that the option will be exercised by the purchaser when the market value of the underlying interest rate swap changes unfavorably with respect to the Fund. The Fund’s loss may exceed the option premium received by the Fund.
•	Underlying Funds Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – Underlying Funds in which a fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in such Funds will be higher than the cost of investing directly the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds are subject to specific risks, depending on the nature of the fund. Additional related to investment in Underlying Funds include:
o	ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by Funds. As a result, your cost of investing the Funds will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Funds. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Funds’ holdings at the most optimal time, adversely affecting performance.
o	ETF Strategy Risk – Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.
o	Inverse ETF Risk (Tactical Fixed Income, Tactical Investment Grade and Ultra Short Bond only) – Under certain circumstances, the Adviser may invest in certain ETFs known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if a fund’s current benchmark is 100% of the inverse of the Russell 2000 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the Russell 2000 Index goes down 5% then the fund’s value should go up 5%). Conversely, when the value of the underlying index increases, the value of the fund’s shares tend to decrease on a daily basis (if the Russell 2000 Index goes up 5% then the fund’s value should go down 5%). Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. For example, if an inverse ETFs current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETFs value should go up 10%).
o	Leverage Risk (Tactical Fixed Income, Ultra Short Bond, Tactical Investment Grade and Tactical U.S. Allocation only) – Using derivatives or borrowing to increase the Funds’ combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Funds’ share price and make the Funds’ returns more volatile. The use of leverage may cause a Fund or an Underlying
41

Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage also may cause a Fund to have higher expenses than those of mutual funds that do not use leverage. Underlying Funds that are not subject to regulation under the Investment Company Act may employ leverage in excess of the amount permitted mutual funds, which are subject to various limits on leverage under the Investment Company Act.

o	Mutual Fund Risk – Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject to management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting a fund’s’ investment objective and may temporarily pursue strategies which are inconsistent with the funds’ investment objective.
o	Net Asset Value and Market Price Risk – The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.
o	Tracking Risk – ETFs in which the Funds invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
o	Underlying Fund Strategy Risk – Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and commodities.
•	U.S. Government Securities Risk – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.

Temporary Investments: To respond to adverse market, economic, political or other conditions, each Fund may each invest 100% of its total net assets, without limitation, in high quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees. The Funds may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings are available in the Statement of Additional Information, which may be requested toll free by calling 1-877-766-2264.

Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

42

MANAGEMENT

Investment Adviser: Clark Capital Management Group, Inc., (the “Adviser”) located at 1650 Market Street, 53rd floor, Philadelphia, Pennsylvania 19103, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Funds’ business affairs. The Adviser is responsible for selecting the Funds’ investments according to their investment objective, polices, and restrictions. The Adviser was established in 1986 and serves individual investors, corporations, foundations, retirements plans and pooled investment vehicles such as the Funds. In addition to the Funds, the Adviser serves as investment Adviser to three other mutual funds within the Trust. It has served as an investment adviser to mutual funds since 2010. As of October 31, 2023, the Adviser had approximately $30.3 billion in assets under advisement.

Pursuant to an investment advisory agreement between the Navigator Equity Hedged Fund and Navigator Ultra Short Bond Fund each pay the Adviser, on a monthly basis, an annual advisory fee equivalent to 0.75% and 0.30% of the Funds’ average daily net assets, respectively.

Pursuant to an investment advisory agreement between Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of the Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund average daily net assets in accordance with an advisory fee schedule which includes breakpoints according to the table below.

Advisory Fee Breakpoint Table

Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund

and Navigator Tactical U.S. Allocation Fund

Portion of Net Assets	Advisory Fee
Less than $4.5 billion	0.85%
Greater than $4.5 billion and less than or equal to $5.5 billion	0.80%
Greater than $5.5 billion	0.75%

The Adviser has contractually agreed to reduce its fees and to reimburse expenses for Navigator Equity Hedged Fund Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund, at least until February 28, 2025, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses
(which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed: (i) 1.35%, 2.10% and 1.10% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, of the Navigator Equity Hedged Fund; (ii) 0.80% and 0.55% of the average daily net assets attributable to Class A and Class I shares, respectively of the Navigator Ultra Short Bond Fund, (iii)1.26% and 1.01% of the average daily net assets attributable to Class A and Class I shares, respectively of the Tactical Investment Grade Bond Fund and (iv) 1.26% and 1.01% of the average daily net assets attributable to Class A and Class I shares, respectively of the Tactical U.S. Allocation Fund

Fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within the three years after the end of the fiscal year during which fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance. For the fiscal year ended October 31, 2023, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical U.S. Allocation Fund and Navigator Tactical Investment Grade Bond Fund paid the Adviser 0.81%, 0.10%, 0.02%, 0.63% and 0.78% of average net daily net assets, respectively. A discussion regarding the basis for the Board’s approval of the advisory agreement between the Trust and the Adviser with respect to the Funds are available in the Funds’ annual report to shareholders dated October 31, 2023.

43

Adviser Portfolio Managers:

K. Sean Clark, CFA

Chief Investment Officer of the Adviser

Portfolio Manager for the Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund

Mr. Clark oversees all of the Firm’s investment activities and heads the Firm’s portfolio team and serves as portfolio manager for each of the Funds. Mr. Clark joined the firm in 1993 and is responsible for asset allocation and investment selection for Navigator Investment Solutions as well as directing ongoing market research. Mr. Clark is a member of the Clark Capital Investment Management Committee and the Board of Directors. He graduated from the University of Delaware, earning a B.S. and an M.A. in Economics. He is also a Chartered Financial Analyst and a member of the CFA Institute (formerly AIMR) and the Financial Analysts of Philadelphia, Inc.

David J. Rights

Director of Research of the Adviser

Portfolio Manager for the Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund

As Director of Research, Mr. Rights directs the ongoing research into securities selection and portfolio strategies used to enhance the Navigator investment programs and the Navigator Tactical Fixed Income Fund. In the late 1970s,
Mr. Rights began to develop economically based, quantitatively driven econometric models. Mr. Rights has also developed technical models used to enhance relative returns and reduce the risks of ETF and fund-based products. Mr. Rights is a member of the Clark Capital Investment Committee. Mr. Rights was formerly President and Chief Investment Officer of RTE Asset Management which merged with Clark Capital in 2005. Mr. Rights holds a degree in Electrical Engineering from Lehigh University.

Jonathan A. Fiebach

Senior Vice President, Head of Cross Asset Management, Head of Fixed Income, Portfolio Manager of the Navigator Tactical Fixed Income Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund

Mr. Fiebach joined Clark Capital in 2016. Previously, Mr. Fiebach had been Co-CEO and CIO of Main Point Advisors Inc. since 2013. Mr. Fiebach was also a principal with Grant Williams, L.P. from October 2011 until June 2016. Prior to that Mr. Fiebach was President and owner of Fiebach Investments, LLC from 2010 to 2012 and Managing Director of Duration Capital Management Advisors Inc. from 2002-2012. In each capacity, he was responsible for investment and hedging decisions. Mr. Fiebach has over 26 years of investment management industry experience.

Mason Wev, CFA, CMT, CAIA

Portfolio Manager of the Navigator Equity Hedged Fund

Mr. Wev is a Senior Portfolio Manager and a member of the Clark Capital Investment Committee, contributing to asset allocation policy and security selection. Mr. Wev joined the Adviser in 2005 as a Portfolio Manager. Mr Wev has more than a decade of experience in the investment industry. He is responsible for quantitative investment analysis, security selection, and communicating the firm’s investment policy to wealth advisers and consultants. Mr. Wev participates in the research and product development efforts of the Portfolio Team. A graduate of Dickinson College, Mr. Wev earned an M.B.A. in International Management from the Garvin School of Management at Thunderbird (the American Graduate School of International Management) and holds the CMT, CFA and CAIA designations.

44

Robert S. Bennett, Jr.

Portfolio Manager of the Navigator Tactical Fixed Income Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund

Mr. Bennett is a Senior Portfolio Manager on Clark Capital’s Cross Asset Management Team and is responsible for managing the Navigator® fixed income mutual funds. Mr. Bennett joined the Adviser in 2014. He has over eight years of experience with the management and trading of various securities and derivatives. Mr. Bennett has had extensive experience overseeing the daily trading activities of various long and short ETFs and mutual funds for ProShare Advisors LLC, including: trading cash equities, synthetic equities, futures, credit default swaps, corporate bonds, treasuries, and FX forwards. Mr. Bennett worked for ProShare Advisors, LLC from 2008-2014. He began his career as a Financial Advisor at UBS Financial Services, Inc. Robert received his B.S. in business management from Wentworth Institute of Technology.

Alexander Meyer, CFA

Portfolio Manager of the Navigator Tactical Fixed Income Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund

Mr. Meyer is a Senior Portfolio Manager on Clark Capital’s Cross Asset Management Team and is responsible for managing the Navigator® fixed income mutual funds. Mr. Meyer has over 10 years of industry experience across fixed income sectors including municipals, investment grade corporates, and high yield corporate bonds. Prior to joining the firm in 2019, Mr. Meyer served as Vice President at Jefferies from 2011-2018. He graduated Summa Cum Laude from the University of Pennsylvania with a B.A. in Economics and holds the CFA® designation.

Kevin Bellis, CFA

Portfolio Manager of the Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund

Mr. Bellis is a Portfolio Manager on Clark Capital’s Cross Asset Management Team and is responsible for managing the Navigator® fixed income mutual funds. Mr. Bellis joined the adviser in 2014 and has over 10 years of industry experience across fixed income, equity, and derivatives. He comes to Clark Capital from Main Point Advisors, where he most recently served as a Portfolio Manager. He is a graduate of Penn State University with a degree in Finance and holds the CFA® designation.

The Funds’ Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structures, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Funds.

45

HOW SHARES ARE PRICED

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining the aggregate market value of all assets of the Funds less their liabilities, divided by the total number of shares outstanding per class ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s NAV takes into account the expenses and fees of the Funds, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, such securities will be valued at fair value as determined using the “fair value” procedures approved by the Board. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board quarterly as to the reliability of the fair value method used. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the Adviser as its “Valuation Designee” to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds and the Adviser may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in foreign securities and in ETFs and investment companies that hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the ETFs and investment companies do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, a Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Funds’ NAV is calculated based upon the NAV of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

46

HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes three classes of shares offered by the Funds. The main differences between each class are sales charges, ongoing fees and minimum investments. Class A shareholders pay a maximum sales charge of 3.75%, and 5.50% for Equity Hedged Fund Class A shareholders. Class C and Class I shareholders do not pay a sales charge. Class A shares and Class C shares pay an annual fee of up to 0.25% and 1.00%, respectively, for distribution expenses pursuant to a plan under Rule 12b-1, and Class I does not pay such fees. The minimum initial investment for Class A shares or Class C shares is $5,000; Class I shares require a $25,000 initial investment.

For information on ongoing distribution fees, see Distribution (12b-1) and Shareholder Servicing Fees on page 55 of this Prospectus. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase. Each class of shares in the Funds represents an interest in the same portfolio of investments in the Funds. All share classes may not be available for purchase in all states.

Class A Shares: Class A shares are offered at the public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The Funds reserve the right to waive any load.

The following sales charges apply to your purchases of Class A shares of the Navigator Tactical Fixed Income Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund or Navigator Tactical U.S. Allocation Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	3.75%	3.83%	3.25%
$50,000 but less than $100,000	3.50%	3.63%	3.00%
$100,000 to $249,999	2.50%	2.56%	2.00%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.50%	1.52%	1.00%
$1,000,000 and above	0.00%	0.00%	0.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

The following sales charges apply to your purchases of Class A shares of the Navigator Equity Hedged Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.50%	5.82%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	0.00%	0.00%	0.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to reduce your sales charge: You may be eligible to purchase Class A shares of any Fund for a reduced sales charge. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with the shares of any other Class A shares of the Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

47

Shares of any Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment Adviser);
•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
•	Shares held directly in a Fund account on which the broker-dealer (financial Adviser) of record is different than your current purchase broker-dealer.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Funds, with a minimum of $50,000, during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers: The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Funds sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of a Fund’s shares and their immediate families.
•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.
•	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
•	Institutional investors (which may include bank trust departments and registered investment advisers).
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Funds are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The Distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of non-Fund shares where those shares were subject to a front-end sales charge (sometimes called a NAV transfer).

Sales Charge Exceptions: You will not pay initial sales charges on Class A shares purchased by reinvesting dividends and distributions.

48

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Funds. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Class I Shares: Class I shares of the Funds are sold at net at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Funds.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Funds to purchase, you should consider your investment goals, present and future amounts you may invest in the Funds, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the “Fees and Expenses” Section of this Prospectus. You also may wish to consult with your financial Adviser for advice with regard to which share class would be most appropriate for you.

Promotional Incentives on Dealer Commissions: The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributors discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Purchasing Shares: You may purchase shares of the Funds by sending a completed application form to:

via Regular Mail	or Overnight Mail

Navigator Tactical Fixed Income Fund,

Navigator Equity Hedged Fund,

Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund or Navigator Tactical U.S. Allocation Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Navigator Tactical Fixed Income Fund,

Navigator Equity Hedged Fund,

Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund or Navigator Tactical U.S. Allocation Fund

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares of the respective Funds. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. fund for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number to the above address. Make all checks payable to the Fund to be purchased: “Navigator Tactical Fixed Income Fund”, “Navigator Equity Hedged Fund”, “Navigator Ultra Short Bond Fund,” “Navigator Tactical Investment Grade Bond Fund” or “Navigator Tactical U.S. Allocation Fund”. The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of shares of the Funds purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions LLC (“UFS”), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment check or electronic payment returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other financial intermediaries to receive purchase and redemption orders on the Fund’s behalf.

49

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-877-766-2264 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day Funds via wire. The Funds will normally accept wired Funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions. You may not use ACH transactions for your initial purchase of Fund shares unless opening the account online. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Funds through the use of electronic fund transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-766-2264 for more information about the Funds’ Automatic Investment Plan.

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-766-2264 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Online: Navigator Funds offer the ability to establish accounts with a maximum initial purchase of $25,000 via online access at www.ultimusfundsolutions.com.

Navigator Funds allows for certain transactions to be processed online, including establishing new accounts with a maximum initial purchase of $25,000.

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call 1-877-766-2264 for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Inactive Accounts: If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

Minimum and Additional Investment Amounts: The minimum initial investment in Class A, Class C and Class I shares is $5,000, $5,000 and $25,000, respectively. The minimum subsequent investment in Class A and Class C is $500. Class I shares have no minimum subsequent investment requirement. The Funds reserve the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds. The Funds reserve the right to waive any investment minimum.

50

When Your Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Funds receive your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase includes:

•         the name of the Fund;

•         the dollar amount of shares to be purchased;

•         a completed purchase application corresponding to the type of account you are opening, or a completed investment stub
(make sure your investment meets the account minimum or subsequent purchase investment minimum); and

•         a check payable to “Navigator Tactical Fixed Income Fund”, “Navigator Equity Hedged Fund”, “Navigator Ultra Short Bond Fund”, “Navigator Tactical Investment Grade Bond Fund” or “Navigator Tactical U.S. Allocation Fund”.

HOW TO REDEEM SHARES

Redeeming Shares: The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

via Regular Mail	or Overnight Mail

Navigator Tactical Fixed Income Fund,

Navigator Equity Hedged Fund,

Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund or Navigator Tactical U.S. Allocation Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

Navigator Tactical Fixed Income Fund,

Navigator Equity Hedged Fund,

Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund or Navigator Tactical U.S. Allocation Fund

c/o Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Redeeming by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund should withhold federal income tax.

The proceeds can be sent by mail to the address designated on your account, wired directly to your existing account in any commercial bank or brokerage firm or electronic funds transferred to your existing bank account in the United States as designated on your application. To redeem by telephone, call 1-877-766-2264. The redemption proceeds normally will be sent by mail, wire or electronic funds transfer within three business days after receipt of your telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, UFS, nor their respective affiliates, will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or UFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or UFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

51

Redeeming through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions by Wire/Electronic Funds Transfer: If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to UFS to cover costs associated with the transfer but UFS does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $25,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-877-766-2264.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Funds’ assets). The securities will be chosen by the Funds and valued at the Funds’ NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Funds receive your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be processed until the check for your purchase has cleared.

Good Order: Your written redemption request will be processed if it is in “good order.”
To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless you are redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         the request must identify your account number;

•         the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         if you request the redemption proceeds be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Under the Investment Company Act of 1940, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

a)	when the NYSE is closed, other than customary weekend and holiday closings;
b)	when trading on that exchange is restricted for any reason;
c)	when an emergency exists as a result of which disposal by the Funds of securities owned them are not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

52

When You Need Medallion Signature Guarantees: A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you wish to change the bank or brokerage account that you have designated on your account,
•	you request a redemption to be made payable to a person not on record with the Funds,
•	you request that a redemption be mailed to an address other than that on record with the Funds,
•	the proceeds of a requested redemption exceed $100,000,
•	any redemption is transmitted to a bank other than the bank of record, or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Funds to obtain this form. Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your Class A, Class C or Class I account balance falls below $5,000, $5,000 and $25,000, respectively, the Funds may notify you that, unless the account is brought up to at least $5,000, $5,000 and $25,000, respectively within 30 days of the notice, your account could be closed. After the notice period, the Funds may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Funds will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Funds’ shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Funds intend to distribute substantially all their net investment income on a quarterly basis and net capital gain annually in December. Both distributions will be reinvested in shares of the Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Funds will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

53

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Funds’ shares. You should consult your own tax advisers to determine the tax consequences of owning the Funds’ shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of the Funds may harm all fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other potentially disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their fund investments as their financial needs or circumstances change. The Funds currently commit staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy.”

Though this method involves judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial Adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy.

If the Funds or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

54

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite,100 Elkhorn, Nebraska 68022, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees: The Trust, with respect to the Funds, has adopted, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act, under which the Funds may pay the Funds’ distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of the Funds’ average daily net assets attributable to Class A and Class C shares, respectively. Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds’ distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates, and the Adviser and its affiliates may each, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-766-2264 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

55

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2023 has been audited by Cohen & Company, Ltd., independent registered public accounting firm to the Fund, whose report, along with the Fund’s financial statements, are included in the Fund’s October 31, 2023 annual report, which is available upon request. Prior years were audited by BBD, LLP.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Equity Hedged Fund - Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net Asset Value, Beginning of Year	$8.30	$11.88	$9.07	$8.32	$8.26
From Operations:
Net investment income(a)	0.10	0.06	0.00 (e)	0.07	0.08
Net gain (loss) from securities (both realized and unrealized)	0.19	(2.00)	2.84	0.75	0.08
Total from operations	0.29	(1.94)	2.84	0.82	0.16
Distributions to shareholders from:
Net investment income	(0.10)	(0.05)	(0.03)	(0.07)	(0.10)
Net realized gains	—	(1.59)	—	—	—
Total distributions	(0.10)	(1.64)	(0.03)	(0.07)	(0.10)
Net Asset Value, End of Year	$8.49	$8.30	$11.88	$9.07	$8.32
Total Return(b)	3.48%	(18.52)%	31.38%	9.93%	2.03%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$759	$764	$1,120	$732	$745
Ratio of expenses to average net assets,
before waivers/reimbursement(c)	2.00%	1.82%	1.86%	1.75%	1.63%
net of waivers/reimbursement(c)	1.35%	1.35%	1.34%	1.32%	1.31%
Ratio of net investment income to average net assets(c)(d)	1.11%	0.62%	0.04%	0.77%	0.95%
Portfolio turnover rate	517%	728%	583%	498%	470%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Per share amount represents less than $0.01 per share.

56

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Equity Hedged Fund - Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net Asset Value, Beginning of Year	$7.60	$11.07	$8.49	$7.81	$7.78
From Operations:
Net investment income (loss)(a)	0.03	(0.01)	(0.07)	0.00 (e)	0.02
Net gain (loss) from securities (both realized and unrealized)	0.18	(1.84)	2.65	0.71	0.08
Total from operations	0.21	(1.85)	2.58	0.71	0.10
Distributions to shareholders from:
Net Investment Income	(0.07)	(0.03)	—	(0.03)	(0.07)
Net realized gains	—	(1.59)	—	—	—
Total distributions	(0.07)	(1.62)	—	(0.03)	(0.07)
Net Asset Value, End of Year	$7.74	$7.60	$11.07	$8.49	$7.81
Total Return(b)	2.72%	(19.09)%	30.39%	9.06%	1.38%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$244	$290	$330	$283	$343
Ratio of expenses to average net assets,
before waivers/reimbursement(c)	2.76%	2.57%	2.61%	2.50%	2.38%
net of waivers/reimbursement(c)	2.10%	2.10%	2.09%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets(c)(d)	0.39%	(0.13)%	(0.67)%	0.02%	0.25%
Portfolio turnover rate	517%	728%	583%	498%	470%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Per share amount represents less than $0.01 per share.
57

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Equity Hedged Fund - Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net Asset Value, Beginning of Year	$8.23	$11.81	$9.02	$8.27	$8.19
From Operations:
Net investment income(a)	0.12	0.08	0.04	0.09	0.10
Net gain (loss) from securities (both realized and unrealized)	0.20	(2.00)	2.81	0.75	0.09
Total from operations	0.32	(1.92)	2.85	0.84	0.19
Distributions to shareholders from:
Net investment income	(0.12)	(0.07)	(0.06)	(0.09)	(0.11)
Net realized gains	—	(1.59)	—	—	—
Total distributions	(0.12)	(1.66)	(0.06)	(0.09)	(0.11)
Net Asset Value, End of Year	$8.43	$8.23	$11.81	$9.02	$8.27
Total Return(b)	3.85%	(18.39)%	31.66%	10.20%	2.44%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$28,815	$29,516	$36,740	$24,590	$32,084
Ratio of expenses to average net assets,
before waivers/reimbursement(c)	1.75%	1.57%	1.61%	1.50%	1.38%
net of waivers/reimbursement(c)	1.10%	1.10%	1.09%	1.07%	1.06%
Ratio of net investment income (loss) to average net assets(c)(d)	1.36%	0.88%	0.33%	1.02%	1.25%
Portfolio turnover rate	517%	728%	583%	498%	470%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

58

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Tactical Fixed Income Fund - Class A
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019
Net Asset Value, Beginning of Year	$9.29	$10.92	$10.63		$10.24		$10.06
From Operations:
Net investment income(a)	0.36	0.05	0.05		0.09		0.22
Net gain (loss) from securities (both realized and unrealized)	0.26	(1.06)	0.88		0.41		0.21
Total from operations	0.62	(1.01)	0.93		0.50		0.43
Distributions to shareholders from:
Net investment income	(0.47)	(0.13)	(0.18)		(0.11)		(0.24)
Net realized gains	—	(0.49)	(0.46)		(0.00	)(e)	(0.01)
Total distributions	(0.47)	(0.62)	(0.64)		(0.11)		(0.25)
Net Asset Value, End of Year	$9.44	$9.29	$10.92		$10.63		$10.24
Total Return(b)	6.78%	(9.79)%	9.00%		4.95%		4.34%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$45,626	$47,808	$61,196		$67,235		$56,467
Ratio of expenses to average net assets,
before waivers/reimbursement(c)	1.24%	1.21%	1.22	%(f)	1.24%		1.24%
net of waivers/reimbursement(c)	1.22%	1.20%	1.21%		1.23%		1.22%
Ratio of net investment income to average net assets(c)(d)	3.71%	0.49%	0.42%		0.84%		2.16%
Portfolio turnover rate	250%	197%	157%		197%		151%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Per share amount represents less than $0.01 per share
(f)	Ratio includes less than 0.01% of the interest expense.
59

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Tactical Fixed Income Fund - Class C
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019
Net Asset Value, Beginning of Year	$9.26	$10.91	$10.62		$10.27		$10.09
From Operations:
Net investment income (loss)(a)	0.28	(0.02)	(0.03)		0.01		0.14
Net gain (loss) from securities (both realized and unrealized)	0.27	(1.07)	0.89		0.41		0.22
Total from operations	0.55	(1.09)	0.86		0.42		0.36
Distributions to shareholders from:
Net investment income	(0.40)	(0.07)	(0.11)		(0.07)		(0.17)
Net realized gains	—	(0.49)	(0.46)		(0.00	)(e)	(0.01)
Total distributions	(0.40)	(0.56)	(0.57)		(0.07)		(0.18)
Net Asset Value, End of Year	$9.41	$9.26	$10.91		$10.62		$10.27
Total Return(b)	5.99%	(10.53)%	8.25%		4.15%		3.56%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$22,461	$26,309	$30,016		$18,357		$13,494
Ratio of expenses to average net assets,
before waivers/reimbursement(c)	1.99%	1.96%	1.97	%(f)	1.99%		1.99%
net of waivers/reimbursement(c)	1.97%	1.95%	1.96%		1.98%		1.97%
Ratio of net investment income (loss) to average net assets(c)(d)	2.96%	(0.21)%	(0.26)%		0.08%		1.42%
Portfolio turnover rate	250%	197%	157%		197%		151%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Per share amount represents less than $0.01 per share.
(f)	Ratio includes less than 0.01% of the interest expense.
60

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Tactical Fixed Income Fund - Class I
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019
Net Asset Value, Beginning of Year	$9.30	$10.93	$10.64		$10.23		$10.06
From Operations:
Net investment income(a)	0.38	0.08	0.07		0.11		0.24
Net gain (loss) from securities (both realized and unrealized)	0.27	(1.07)	0.89		0.42		0.21
Total from operations	0.65	(0.99)	0.96		0.53		0.45
Distributions to shareholders from:
Net investment income	(0.50)	(0.15)	(0.21)		(0.12)		(0.27)
Net realized gains	—	(0.49)	(0.46)		(0.00	)(e)	(0.01)
Total distributions	(0.50)	(0.64)	(0.67)		(0.12)		(0.28)
Net Asset Value, End of Year	$9.45	$9.30	$10.93		$10.64		$10.23
Total Return(b)	7.05%	(9.55)%	9.29%		5.30%		4.48%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$6,482,514	$6,558,482	$8,427,502		$6,087,718		$4,853,812
Ratio of expenses to average net assets,
before waivers/reimbursement(c)	0.99%	0.96%	0.97	%(f)	0.99%		0.99%
net of waivers/reimbursement(c)	0.97%	0.95%	0.96%		0.98%		0.97%
Ratio of net investment income to average net assets(c)(d)	3.97%	0.76%	0.69%		1.08%		2.41%
Portfolio turnover rate	250%	197%	157%		197%		151%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Per share amount represents less than $0.01 per share.
(f)	Ratio includes less than 0.01% of the interest expense.
61

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period/year presented.

	Navigator Tactical Investment Grade Bond Fund - Class I
	For the	For the		For the
	Year Ended	Year Ended		Period*Ended
	October 31, 2023	October 31, 2022		October 31, 2021
Net Asset Value, Beginning of Year/Period	$8.94	$9.89		$10.00
From Operations:
Net investment income(a)	0.36	0.13		0.02
Net loss from securities (both realized and unrealized)	(0.15)	(0.99)		(0.12)
Total from operations	0.21	(0.86)		(0.10)
Distributions to shareholders from:
Net investment income	(0.33)	(0.09)		(0.01)
Net realized gains	—	(0.00	)(g)	—
Total distributions	(0.33)	(0.09)		(0.01)
Net Asset Value, End of Year/Period	$8.82	$8.94		$9.89
Total Return(b)	2.33%	(8.75)%		(1.03	)%(f)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$1,081,292	$1,011,004		$49,463
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture(c)	1.08%	1.10%		1.52	%(e)
net of waivers/reimbursement/recapture(c)	1.01%	1.01%		1.01	%(e)
Ratio of net investment income to average net assets(c)(d)	3.99%	1.44%		1.06	%(e)
Portfolio turnover rate	1368%	1502%		0	%(f)

*	For the period August 31, 2021 (commencement of operations) to October 31, 2021.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	Per share amount represents less than $0.01 per share.

62

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period/year presented.

	Navigator Tactical U.S. Allocation Fund - Class I
	For the	For the		For the
	Year Ended	Year Ended		Period Ended*
	October 31, 2023	October 31, 2022		October 31, 2021
Net Asset Value, Beginning of Year/Period	$8.47	$10.85		$10.00
From Operations:
Net investment income (loss)(a)	0.35	0.02		(0.03)
Net gain (loss) from securities (both realized and unrealized)	0.61	(1.54)		0.88
Total from operations	0.96	(1.52)		0.85
Distributions to shareholders from:
Net investment income	(0.31)	(0.01)		—
Net realized gains	—	(0.85)		—
Total distributions	(0.31)	(0.86)		—
Net Asset Value, End of Year/Period	$9.12	$8.47		$10.85
Total Return(b)	11.36%	(15.28)%		8.50	%(d)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$51,171	$45,975		$54,240
Ratio of expenses to average net assets,
before waivers/reimbursement(e)	1.23%	1.25	%(f)	1.31	%(c)(f)
net of waivers/reimbursement(e)	1.01%	1.02	%(f)	1.04	%(c)(f)
Ratio of net investment income (loss) to average net assets(e)(g)	3.84%	0.25	%(f)	(0.70	)%(c)(f)
Portfolio turnover rate	25%	14%		8	%(d)

*	For the period June 11, 2021 (commencement of operations) to October 31, 2021.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c)	Annualized.
(d)	Not annualized.
(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(f)	Includes interest expense of 0.01% and 0.03% for the year ended October 31, 2022 and the period ended October 31, 2021, respectively.
(g)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
63

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Ultra Short Bond Fund - Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period*Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31 2019
Net Asset Value, Beginning of Year/Period	$10.32	$10.40	$10.38	$10.24	$10.00
From Operations:
Net investment income(a)	0.44	0.07	0.02	0.02	0.22
Net gain (loss) from securities (both realized and unrealized)	0.08	(0.06)	0.02	0.21 (h)	0.02
Total from operations	0.52	0.01	0.04	0.23	0.24
Distributions to shareholders from:
Net investment income	(0.38)	(0.07)	(0.02)	(0.08)	—
Net realized gains	—	(0.02)	—	(0.01)	—
Total distributions	(0.38)	(0.09)	(0.02)	(0.09)	—
Net Asset Value, End of Year/Period	$10.46	$10.32	$10.40	$10.38	$10.24
Total Return(b)	5.14%	0.07%	0.38%	2.23%	2.40	%(f)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$6	$11	$23	$81	$102	(g)
Ratio of expenses to average net assets,
before waivers/reimbursement(c)	0.92%	0.95%	0.96%	0.89%	0.81	%(e)
net of waivers/reimbursement(c)	0.65%	0.71%	0.80%	0.80%	0.80	%(e)
Ratio of net investment income to average net assets(c)(d)	4.23%	0.71%	0.19%	0.19%	3.48	%(e)
Portfolio turnover rate	36%	36%	145%	29%	62	%(f)

*	Inception date of Class A and Class I shares is March 21, 2019. Start of performance is March 25, 2019.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	Amount is actual; not presented in thousands.
(h)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the share transactions for the period
64

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Ultra Short Bond Fund - Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period* Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31,2019
Net Asset Value, Beginning of Year/Period	$9.96	$10.05	$10.03	$10.04	$10.00
From Operations:
Net investment income(a)	0.46	0.12	0.04	0.14	0.15
Net gain (loss) from securities (both realized and unrealized)	0.07	(0.09)	0.02	0.03 (h)	0.01
Total from operations	0.53	0.03	0.06	0.17	0.16
Distributions to shareholders from:
Net investment income	(0.41)	(0.10)	(0.04)	(0.17)	(0.12)
Net realized gains	—	(0.02)	—	(0.01)	—
Total distributions	(0.41)	(0.12)	(0.04)	(0.18)	(0.12)
Net Asset Value, End of Year/Period	$10.08	$9.96	$10.05	$10.03	$10.04
Total Return(b)	5.39%	0.23%	0.63%	1.67%	1.62	%(f)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$61,645	$53,954	$53,161	$53,733	$83,171
Ratio of expenses to average net assets,
before waivers/ reimbursement/ recapture(c)	0.68%	0.69%	0.71%	0.64%	0.56	%(e)
net of waivers/ reimbursement/ recapture(c)	0.40%	0.45%	0.55%	0.55%	0.55	%(e)
Ratio of net investment income to average net assets(c)(d)	4.62%	1.22%	0.41%	1.37%	2.43	%(e)
Portfolio turnover rate	36%	36%	145%	29%	62	%(f)

*	Inception date of Class A and Class I shares is March 21, 2019. Start of performance is March 25, 2019.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.
(g)	Amount is actual; not presented in thousands.
(h)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the share transactions for the period.
65

Privacy Notice

Rev. April, 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history
  investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300
66

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•      open an account or deposit money

•      direct us to buy securities or direct us to sell your securities

•      seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•      sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•      affiliates from using your information to market to you.

•      sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.
67

Navigator Tactical Fixed Income Fund

Navigator Equity Hedged Fund

Navigator Ultra Short Bond Fund

Navigator Tactical Investment Grade Bond Fund

Navigator Tactical U.S. Allocation Fund

Adviser	Clark Capital Management Group, Inc. 1650 Market Street, 53rd Floor Philadelphia, PA 19103	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South Street, Suite 1700 Columbus, OH 43215
Custodian	Bank of New York Mellon 240 Greenwich Street New York, NY 10286	Transfer Agent	Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated February 28, 2024 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust’s policies and management. Additional information about the Funds’ investments will also be available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI and, when available, the Annual and Semi-Annual Reports to shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-766-2264 or visit www.navigatorfunds.com. You may also write to:

Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund,

Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund

Navigator Tactical U.S. Allocation Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

or over night

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-21720

Navigator Tactical FIXED INCOME FUnd

Class	A	NTBAX
Class	C	NTBCX
Class	I	NTBIX

Navigator equity hedged FUnd

Class	A	NAVAX
Class	C	NAVCX
Class	I	NAVIX

Navigator ULTRA SHORT BOND FUnd

Class	A	NUSAX
Class	I	NUSIX

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND

Class	A	N/A
Class	I	NTIIX

Navigator Tactical U.S. ALLOCATION FUnd

Class	A	N/A
Class	I	NTAIX

Each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2024

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and the Navigator Tactical U.S. Allocation Fund (individually a "Fund" collectively the “Funds”) dated February 28, 2024. The Fund's Prospectus is hereby incorporated by reference, which means it is legally part of this SAI. You can obtain copies of the Funds’ Prospectus, annual or semiannual reports without charge by contacting the Fund's transfer agent, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or by calling 1-877-766-2264. You may also obtain a Prospectus by visiting www.navigatorfunds.com.

TABLE OF CONTENTS

THE FUNDS	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	32
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	34
MANAGEMENT	36
CONTROL PERSONS AND PRINCIPAL HOLDERS	43
INVESTMENT ADVISER	46
DISTRIBUTION OF SHARES	50
PORTFOLIO MANAGERS	54
ALLOCATION OF PORTFOLIO BROKERAGE	57
PORTFOLIO TURNOVER	57
OTHER SERVICE PROVIDERS	58
DESCRIPTION OF SHARES	61
ANTI-MONEY LAUNDERING PROGRAM	61
PURCHASE, REDEMPTION AND PRICING OF SHARES	62
TAX STATUS	67
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73
LEGAL COUNSEL	73
FINANCIAL STATEMENTS	73
APPENDIX A–ADVISER'S PROXY VOTING POLICIES AND PROCEDURES	A-1

THE FUNDS

The Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and the Navigator Tactical U.S. Allocation Fund (each a “Fund” and collectively the “Funds”) each a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees"). For the purposes of this SAI, unless otherwise noted references to a “Fund” shall be read to include the plural “Funds”.

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Navigator Equity Hedged Fund, Navigator Tactical Fixed Income Fund, Navigator Ultra Short Bond Fund Navigator Tactical Investment Grade Bond Fund and the Navigator Tactical U.S. Allocation Fund are each a diversified series of the Trust. Navigator Equity Hedged Fund and Navigator Tactical Fixed Income Fund, each offers three classes of shares: Class A, C and I. Navigator Ultra Short Bond Fund offers two classes of shares: Class A and Class I. Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund, each has authorized two classes of shares: Class A and Class I, currently only Class I shares are available for purchase. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different investment minimums; (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Clark Capital Management Group, Inc., (the "Adviser") is each Fund's investment adviser. The Board may start other series and offer shares of a new fund under the Trust at any time. The Board may classify and reclassify the shares of a Fund into additional classes at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by

1

shareholders. As a result, generally annual or regular meetings of shareholders will not be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under each respective "Fund Summary" in the Prospectus. The Fund’s investment objectives are not "fundamental" and each Fund’s investment objective(s) may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days' notice of such a change.

The following information describes securities in which the Funds may invest and their related risks.

EQUITY SECURITIES

Equity securities include common stock and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Preferred Stock

An Underlying Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

2

Convertible Securities

The Fund may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Income Trusts

The Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the "unitholders." Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or "trust units" are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets.  Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital.  If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit's market value.  Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it.  In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued.  Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

3

Publicly Traded Partnerships

The Fund may invest in publicly traded partnerships ("PTPs"). PTPs are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). PTP units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. PTPs are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may "roll up" into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt.  A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP's which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs,” “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations

4

on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

DERIVATIVES

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

5

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator

The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity

6

Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Options On Securities

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), and the NASDAQ PHLX.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

7

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written

8

before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund..

The Staff of the SEC has taken the position that purchased dealer options are illiquid investments. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid investments. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium

9

paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements and Options on Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the 1940 Act. The Underlying Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have

10

assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

A Fund may also enter into swaptions. A swaption is a contract that give a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund write a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain Investment Techniques and Derivatives Risks.

When the Adviser of the Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

FIXED INCOME/DEBT/BOND SECURITIES

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the

11

Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

12

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Risk of Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Ratings as Investment Criteria

High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as Standard & Poor’s or Moody’s. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as

13

an issuer’s capital structure, existing debt and earnings history. Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

In the event that a security receives different ratings from different NRSROs, unless specific disclosure in the Fund’s prospectus provides otherwise, the Adviser will treat the security as being rated in the highest rating category received from an NRSRO.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment-Grade Debt Securities

The Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Medium-Quality Debt Securities

The Fund may invest in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO (e.g., rated Baa by Moody’s or BBB by Standard & Poor’s or Fitch). Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality (High-Risk) Debt Securities

The Fund may invest in lower quality debt securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse

14

business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed in “High Yield Securities” below.

Information Concerning Duration

Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Fund will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that the Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-

15

term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Loans

The Fund may invest in floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”). These Borrowers operate in a variety of industries and geographic regions. The Fund acquires Loans from lenders such as banks, insurance companies, finance companies, other investment companies, and private investment funds. The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”). The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders. The Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower. The Loans also have contractual terms designed to protect Lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments. The Fund generally acquires Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower

16

and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders. The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale. Below investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without

17

penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid investments unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there

18

may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

19

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

20

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities ("TIPS").  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index ("CPI"). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

21

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

22

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Foreign Securities

The Fund may invest in securities of foreign issuers and exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign

23

taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. The Fund may purchase securities of emerging market issuers and ETFs and other closed end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

24

Asset-Backed Securities

The Fund may invest in asset-backed securities. Such securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then-existing holdings of such securities. Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means the Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from

25

shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Trust's Board, the adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid investments if institutional buyers are unwilling to purchase such securities.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds"). The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

26

The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, pursuant to Section 12(d)(1)(F) provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public

27

offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. Some examples of ETFs are Rydex SharesTM, ProShares®, SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares®. The

28

Fund expects to use EFT's as part of its overall investment strategy and as part of its hedging strategy. To offset the risk of declining security prices, the Fund may invest in inverse ETFs. Inverse EFTs are funds designed to rise in price when stock prices are falling. Additionally, inverse EFT's may employ leverage which magnifies the changes in the underlying stock index upon which they are based. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if an inverse ETF's current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF's value should go up 10%). ETFs generally have two markets. The primary market is where institutions swap "creation units" in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

The Fund could also purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

ETFs may also include high beta index funds ("HBIFs"), which track an index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. HBIFs are more volatile than the benchmark index they track and typically don't invest directly in the securities included in the benchmark, or in the same proportion that those

29

securities are represented in that benchmark. On a day-to-day basis, HBIFs will target a volatility that is a specific percentage of the volatility of the underlying index. HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis. For example, if a HBIF's current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF's value should go up 10%). When the value of the underlying index declines, the value of the HBIF's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%).

The Fund may also invest in inverse ETFs as a hedge. Positions in inverse securities are speculative and can be more risky than "long" positions (purchases). Under certain circumstances, the adviser may invest in ETFs known as "inverse funds," which are designed to produce results opposite to market trends. Inverse funds seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if a fund's current benchmark is 100% of the inverse of the S&P 500 Index and the fund meets its objective, the value of the fund will tend to increase on a daily basis when the value of the underlying index decreases (if the S&P 500 Index goes down 5% then the fund's value should go up 5%). Conversely, when the value of the underlying index increases, the value of the fund's shares tend to decrease on a daily basis (if the S&P 500 Index goes up 5% then the fund's value should go down 5%). Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. For example, if an inverse ETF's current benchmark is 200% of the inverse of the S&P 500 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the S&P 500 Index goes down 5% then the inverse ETF's value should go up 10%). You should be aware that any strategy that includes inverse securities could suffer significant losses.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. government securities or cash or cash equivalents (cash, U.S. government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully

30

collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid investments. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs

31

described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer.

INVESTMENT RESTRICTIONS

The Funds have each adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

32

       7. Concentration. Each of the Navigator Equity Hedged Fund, Navigator Tactical Fixed Income Fund, Navigator Sentry Managed Volatility Fund, and Navigator Ultra Short Bond Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments.

5. 80% Investment Policy. The Navigator Tactical Fixed Income Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in particular name-related "fixed income" investments, as defined in the Fund’s Prospectus, under normal market conditions. The Navigator Equity Hedged Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in particular name-related “equity securities” as defined in the Fund’s Prospectus under normal market conditions. The Navigator Ultra Short Bond Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in particular name related “fixed income” instruments, as defined in the Fund’s Prospects, under normal market conditions. The Navigator Tactical Investment Grade Bond Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in particular name related “investment grade fixed income” instruments, as defined in the Fund’s Prospects under normal market conditions. The Navigator Tactical U.S. Allocation Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in particular name related “U.S. equity and fixed income” instruments, as defined in the Fund’s Prospects, under normal market conditions. Shareholders will be provided with at least 60 days’ prior notice of any change in a Fund's 80% policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

33

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Funds will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Funds may also disclose its portfolio holdings by mailing a quarterly report to its shareholders. In addition, the Funds will disclose its portfolio holdings reports on Forms N-CSR and N-PORT 60 days after the end of each fiscal quarter. The Funds’ Form N-CSR and Form N-PORT are available on the SEC’s website at www.sec.gov.

The Funds may, from time to time, make available the portfolio's top ten holdings information on its website at navigatorfund.com. The Funds’ top ten holdings are generally posted to the website within ten days of the end of each month and remain available until new information for the next month is posted.

The Funds may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or N-Port. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and to not trade on any confidential information.

•	The Adviser. Personnel of the Funds’ Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of a portfolio manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.
•	Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
34

•	The Bank of New York Mellon Corporation. Bank of New York Mellon Corporation is the custodian for the Funds; therefore, its personnel have full daily access to the Funds' portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.
•	Cohen & Company, Ltd. Cohen & Company, Ltd. is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.
•	Thompson Hine LLP. Thompson Hine LLP is counsel to the Funds; therefore its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.
•	Counsel to the Independent Trustees. Counsel to the Independent Trustees and its respective personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

•	Derivatives Risk Consultant. The Trust has engaged a derivatives risk consultant (“Consultant”) to consult with the Board, and the Adviser regarding the effectiveness of derivatives risk management. The Consultant therefore may have access to the Fund’s portfolio holdings in order to provide such services to the Trust.

Additions to List of Approved Recipients. The Trust's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential and to not trade on any confidential information. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Trust's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

35

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of six (6) individuals, all of whom are not "interested persons" (as that term is defined under the Investment Company Act of 1940, as amended) of the Trust and the Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer, a Principal Accounting Officer and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl and five (5) additional Independent Trustees. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by its shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

36

Anthony J. Hertl has over 20 years of business experience in the financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the group of Funds managed by the Adviser (the “Fund Complex”) and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.

Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

Mark H. Taylor holds PhD, Masters and Bachelors degrees in Accountancy, is a licensed Certified Public Accountant and has over 30 years of academic and professional experience in the accounting and auditing fields, all of which make him particularly qualified to chair the Trust’s Audit Committee. Dr. Taylor is the Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida and is serving a three-year term as President of the American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). Dr. Taylor previously served as AAA Vice President-Finance, and as President of the Auditing Section of the AAA. Dr. Taylor serves as a member of three other mutual fund boards within the Northern Lights Fund Complex. He served a three-year term on the AICPA’s Auditing Standards Board (2010-2012) and previously completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. Dr. Taylor is a member of two research teams that have received grants from the Center for Audit Quality to study how accounting firms’ tone-at-the top messaging impacts audit performance and how auditors manage the process of auditing fair value measurements and other complex estimates in financial statements. Dr. Taylor has published extensively in leading academic accounting journals, has teaching interests in corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels, and possesses a strong understanding of the regulatory framework under which investment companies operate.

John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.

Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other Trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate.

37

Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018); Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021); and Caryle Credit Income Fund (since July 2023)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).

38

Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5

Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund

(2014-2015).

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5

Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).

Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013

PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President-Elect 2022-2023, President 2023-2024; Past President 2024-2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).

			5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

39

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017

Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019);

Executive Vice President, Gemini Fund Services, LLC (2019-2020);

President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust

(2006-June 2017).

			N/A	N/A
Timothy Burdick Born in 1986	Vice President Since November 2023

Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2023); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022-2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019-2022).

			N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017

Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).

			N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017

Assistant Secretary of the Trust (2012-February 2017);

Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini

Fund Services, LLC

(2013 - 2018).

			N/A	N/A
40

Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021

Chief Compliance Officer, of the Trust (since January 2021);

Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current);

Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).

		N/A	N/A

*The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**As of December 31, 2023, the Trust was comprised of 64 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held eleven meetings.

Compensation

Effective January 1, 2024, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $50,000, allocated among each of the various portfolios comprising the Trust and Northern Lights Variable Trust (together, the “Trusts”), a separate registrant that shares a common board with the Trust, for his attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. In addition to which, the Chairman of the Board

41

receives a quarterly fee of $13,750 and the Audit Committee Chairman receives a quarterly fee of $10,000.

Prior to January 1, 2024, each Trustee who was not affiliated with the Trusts or an investment adviser to any series of the Trusts received a quarterly fee of $48,750, allocated among each of the various portfolios comprising the Trusts. In addition to the quarterly fees and reimbursements, the Chairman of the Board previously received a quarterly fee of $13,750 and the Audit Committee Chairman receives a quarterly fee of $10,000.

Additionally, in the event a meeting of the Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the applicable Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

None of the executive officers receive compensation from the Trusts.

The table below details the amount of compensation the Trustees received from the Navigator Funds during the fiscal year ended October 31, 2023. Each Independent Trustee attended all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Navigator Tactical Fixed Income Fund	Navigator Equity Hedged Fund	Navigator Ultra Short Bond Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Trustees
Anthony J. Hertl	$2,945	$2,945	$2,945	None	None	$8,835
Gary Lanzen	$2,480	$2,480	$2,480	None	None	$7,440
Mark H. Taylor	$2,635	$2,635	$2,635	None	None	$7,905
John V. Palancia	$2,480	$2,480	$2,480	None	None	$7,440
Mark D. Gersten	$2,480	$2,480	$2,480	None	None	$7,440
Mark Garbin	$2,480	$2,480	$2,480	None	None	$7,440

Name and Position	Navigator Tactical Investment Grade Bond Fund	Navigator Tactical U.S. Allocation Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex* Paid to Trustees
Anthony J. Hertl	$2,945	$2,945	None	None	$5,890
Gary Lanzen	$2,480	$2,480	None	None	$4,960
Mark H. Taylor	$2,635	$2,635	None	None	$5,270
John V. Palancia	$2,480	$2,480	None	None	$4,960
Mark D. Gersten	$2,480	$2,480	None	None	$4,960
Mark Garbin	$2,480	$2,480	None	None	$4,960

* The term “Fund Complex” includes series of the Northern Lights Fund Trust (“NLFT”), Northern Lights Variable Trust (“NLVT”) that are advised by the adviser.

42

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as December 31, 2023.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	$50,001-$100,000
Gary Lanzen	None	None
John V. Palancia	None	None
Mark Taylor	None	None
Mark D. Gersten	None	$10,001-$50,000
Mark Garbin	None	None

Management Ownership

As of February 1, 2024, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex's outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of February 1, 2024, the following shareholders of record owned 5% or more of the outstanding shares of each class of the respective Funds.

Navigator Tactical Fixed Income Fund

Class A
Name & Address	Shares	Percentage of Shares
cHARLES SCHWAB & CO INC sPECIAL CUSTODY AC FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, cA 94105	3,019,772	62.64%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	620,570	12.87%

LPL Financial omnibus customer account Attn lindsay o’toole 4707 executive drive san diego, CA 92121	274,362	5.69%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	290,670	6.03%

43

Class C
Name & Address	Shares	Percentage of Shares
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	1,492,540	61.66%

LPL Financial omnibus customer account Attn lindsay o’toole 4707 executive drive san diego, CA 92121	463,752	19.16%

Class I
Name & Address	Shares	Percentage of Shares

LINCOLN INVESTMENT PLANNING /FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FORT WASHINGTON, PA 19034	43,662,869	6.20%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	130,371,235	18.52%

LPL FINANCIAL ATTN LINDSAY O TOOLE 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	36,706,621	5.22%

CHARLES SCHWAB & CO INC INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	67,481,584	9.59%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	189,186,278	26.88%

Navigator Equity Hedged Fund

Class A
Name & Address	Shares	Percentage of Shares
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	15,736	18.48%

CONSTELLATION TRUST CO CUST FBO/BRUNO, KAREN A IRA 1075 LA GUARDIA LANE RENO< NV 89511	5,268	6.19%

LINCOLN INVESTMENT PLANNING FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FORT WASHINGTON, PA 19034	9,875	11.60%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	17,434	20.47%

44

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	10,654	12.51%

Class C
Name & Address	Shares	Percentage of Shares
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	24,533	78.12%

NTC & CO FBO WIIIAM C. PASSMORE PO BOX 981012 DENVER,CO 02298-1012	2,147	6.84%

Class I
Name & Address	Shares	Percentage of Shares
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	2,436,482	71.38%

Navigator Ultra Short Bond Fund

Class A
Name & Address	Shares	Percentage of Shares
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	549	98.08%

Class I
Name & Address	Shares	Percentage of Shares
mac & co attn mutual fund operations 500 grant street pittsburgh, pa 15258	5,295,759	85.24%

PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	584,402	9.41%

Navigator Tact U.S. Allocation

Class I
Name & Address	Shares	Percentage of Shares
mac & co attn mutual fund operations 500 grant street pittsburgh, pa 15258	5,690,301	100.00%

Navigator Tact Investment Grade

Class I
Name & Address	Shares	Percentage of Shares
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	26,227,449	20.62%

LINCOLN INVESTMENT PLANNING PLANNING LLC/FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FORT WASHINGTON, PA 19034	18,135,339	14.26%

45

CHARLES SCHWAB & CO INC INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	17,185,853	13.51%

INVESTMENT ADVISER

Clark Capital Management Group, Inc. (the "Adviser"), 1650 Market Street, 53rd floor, Philadelphia, Pennsylvania 19103 serves as investment adviser to the Funds. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's securities and investments in accordance with the Fund's stated investment objectives, policies and restrictions, makes investment decisions and places orders to purchase and sell securities on behalf of the Funds. The Adviser was established in 2010 and provides investment advisory services to mutual funds. The adviser also manages other pooled investment vehicles and separate accounts. The fee paid to the Adviser is governed by an investment advisory agreement ("Advisory Agreement") between the Trust, on behalf of the Funds, and the Adviser.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. Pursuant to the respective investment advisory agreement, the Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and the Navigator Tactical U.S. Allocation Fund each pay the Adviser an annual management fee of, 0.85%, 0.75%, 0.30%, 0.85% and 0.85% of the Fund's average daily net assets, computer daily and payable monthly, respectively. The Adviser shall act as the investment adviser to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. The advisory agreements with regard to the Funds were renewed by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on June 21-22, 2023. A discussion of matters considered by the Board in connection with the renewal of that the advisory agreements with regard to the Funds is available in the Funds’ annual report to shareholders dated October 31, 2023.

46

In addition, the Adviser, directly subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Funds. These services include assisting the Trust in selecting and coordinating the activities of the Funds’ custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the records of the Adviser on behalf of the Funds as required by applicable laws and regulations; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Funds to the Adviser pursuant to advisory agreements, expressed as a percentage of the Fund’s average daily net assets, computed daily and payable monthly:

Fund	Management Fee
Navigator Equity Hedged Fund	0.75%
Navigator Ultra Short Bond Fund	0.30%

Pursuant to advisory agreements between Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and the Navigator Tactical U.S. Allocation Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of the Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and the Navigator Tactical U.S. Allocation Fund average daily net assets in accordance with an advisory fee schedule which includes breakpoints according to the table below.

Advisory Fee Breakpoint Table

Navigator Tactical Fixed Income Fund, Navigator, Tactical Investment Grade Bond Fund

and Navigator Tactical U.S. Allocation Fund

Portion of Net Assets	Advisory Fee
Less than $4.5 billion	0.85%
Greater than $4.5 billion and less than or equal to $5.5 billion	0.80%
Greater than $5.5 billion	0.75%

The Adviser has agreed contractually to waive its management fee and to reimburse expenses, (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)), at least until February 28, 2025, such that net annual fund operating expenses of the Navigator Equity Hedged Fund do not exceed 1.35%, 2.10%, and 1.10% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, Navigator Ultra Short Bond Fund do not exceed 0.65%, and 0.40% of average daily net assets attributable to Class A, and Class I shares, respectively, Navigator Tactical Investment Grade Bond Fund do not exceed 1.26% and 1.01% for Class A and Class I shares respectively and Navigator Tactical U.S. Allocation Fund do not exceed 1.26% and 1.01% for Class A and Class I shares respectively. Any waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the end of the fiscal year during which fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Board has determined

47

in advance that a reimbursement is in the best interest of the Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and increase its performance.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The following table sets forth the annual management fee rate payable by the Funds to the Adviser pursuant to the Advisory Agreements, expressed as a percentage of each Fund’s average daily net assets, computed daily and payable monthly:

The following table displays the advisory fees that were paid by the Funds during the fiscal year ended October 31, 2021:

Fund	Advisory Fees Paid	Advisory Fees Waived
Navigator Tactical Fixed Income Fund	$60,827,942	$537,353
Navigator Equity Hedged Fund	$250,218	$173,138
Navigator Ultra Short Bond Fund	$160,312	$88,375
Navigator Tactical Investment Grade Bond Fund	$68,135	$41,650
Navigator Tactical U.S. Allocation Fund	$165,856	$52,165

The following table displays the advisory fees that were paid by the Funds during the fiscal year ended October 31, 2022:

Fund	Advisory Fees Paid	Advisory Fees Waived
Navigator Tactical Fixed Income Fund	$63,234,013	$1,037,709
Navigator Equity Hedged Fund	$258,513	$160,843
Navigator Ultra Short Bond Fund	$158,663	$128,968
Navigator Tactical Investment Grade Bond Fund	$5,674,333	$632,196
Navigator Tactical U.S. Allocation Fund	$425,204	$112,432

48

The following table displays the advisory fees that were paid by the Funds during the fiscal year ended October 31, 2023:

Fund	Advisory Fees Paid	Advisory Fees Waived
Navigator Tactical Fixed Income Fund	$55,023,172	$833,041
Navigator Equity Hedged Fund	$214,593	$187,177
Navigator Ultra Short Bond Fund	$175,087	$161,276
Navigator Tactical Investment Grade Bond Fund	$8,844,101	$774,444
Navigator Tactical U.S. Allocation Fund	$425,986	$111,067

The Advisory Agreement shall continue from year-to-year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Adviser may use the Funds in managing its separately managed and wrap-fee program accounts (“Client Accounts”). In connection with providing advisory and other services to Client Accounts, the Adviser may receive advisory, management and other fees from Client Accounts. Such fees are separate from the investment advisory fee the Adviser receives from each Fund and are in addition to the indirect fees that a Fund shareholder bears as a result of owning shares of a Fund.

Codes of Ethics

The Trust, the Adviser, and the Distributor each have adopted code of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under each Code, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate Code that applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Funds and its shareholders. The Policies also require the Adviser to

49

present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. A copy of the Adviser's Proxy Voting Policies is attached hereto as an Appendix.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-877-766-2264; and (2) on the U.S. SEC's website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-877-766-2264 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund's shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal period ended October 31, 2021:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Navigator Equity Hedged Fund Class A	$410	$0	$0	*
Navigator Equity Hedged Fund Class C	$0	$0	$0	*
Navigator Tactical Fixed Income Fund A	$17,754	$0	$0	*
Navigator Tactical Fixed Income Fund C	$0	$0	$0	*
Navigator Ultra Short Bond Fund A	$0	$0	$0	*
Navigator Sentry Managed Volatility Fund Class A	$0	$0	$0	*
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

50

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal period ended October 31, 2022:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Navigator Equity Hedged Fund Class A	$206	$0	$0	*
Navigator Equity Hedged Fund Class C	$0	$0	$0	*
Navigator Tactical Fixed Income Fund A	$5,715	$0	$0	*
Navigator Tactical Fixed Income Fund C	$0	$0	$0	*
Navigator Ultra Short Bond Fund A	$0	$0	$0	*
The Distributor received $236,634 from the Adviser as compensation for its distribution services to the Funds.
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plans”.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal period ended October 31, 2023:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Navigator Equity Hedged Fund Class A	$141	$0	$0	*
Navigator Equity Hedged Fund Class C	$0	$0	$0	*
Navigator Tactical Fixed Income Fund A	$3,023	$0	$0	*
Navigator Tactical Fixed Income Fund C	$0	$0	$0	*
Navigator Ultra Short Bond Fund A	$0	$0	$0	*
The Distributor received $323,587 from the Adviser as compensation for its distribution services to the Funds.
The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plans”.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.  The Distributor receives the portion of the sales charge on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.

Rule 12b-1 Plans

The Trust, with respect to the Funds, has adopted the Trust's Master Distribution and Shareholder Servicing Plans, pursuant to Rule 12b-1 under the 1940 Act, for each of the Fund’s Class A and Class C shares (the "Plans") pursuant to which the Funds is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the respective Plans, a distribution and shareholder servicing fee at the rate of up 0.25% for Class A shares and up to 1.00% for Class C shares of the Funds’ average daily net assets attributable to the relevant class. There is no Plan for Class I shares. Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Funds shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services. The Funds will

51

bear its own costs of distribution with respect to its shares and the Funds may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Funds shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

During the fiscal period ended October 31, 2021, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, and Navigator Ultra Short Bond Fund paid $392,405, $5,600 and $154 respectively, in distribution related fees pursuant to the Plans.

The Funds allocated distribution expenses as follows:

Actual 12b-1 Expenditures Paid by the Funds

During the Fiscal Year Ended October 31, 2021

	TACTICAL FIXED INCOME FUND Class A	TACTICAL FIXED INCOME FUND Class C	EQUITY HEDGED FUND Class A	EQUITY HEDGED FUND Class C	ULTRA SHORT BOND FUND Class A
Advertising/Marketing	None	None	None	None	None
Printing/Postage	None	None	None	None	None
Payment to distributor	$93,935	$154,166	$502	$2,170	$144
Payment to dealers	$54,315	$69,375	$1,729	$982	$0
Compensation to sales personnel	None	None	None	None	None
Other	$8,057	$12,558	$41	$176	$10
Total	$156,307	$236,099	$2,272	$3,328	$154

During the fiscal period ended October 31, 2022, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, and Navigator Ultra Short Bond Fund paid $441,783, $5,845 and $45 respectively, in distribution related fees pursuant to the Plans. The Funds allocated distribution expenses as follows:

Actual 12b-1 Expenditures Paid by the Funds

During the Fiscal Year Ended October 31, 2022

	TACTICAL FIXED INCOME FUND Class A	TACTICAL FIXED INCOME FUND Class C	EQUITY HEDGED FUND Class A	EQUITY HEDGED FUND Class C	ULTRA SHORT BOND FUND Class A
Advertising/Marketing	None	None	None	None	None
Printing/Postage	None	None	None	None	None
Payment to distributor	$26,196	$61,577	$228	$602	$16
Payment to dealers	$50,978	$75,440	$2,020	$912	$0
Compensation to sales personnel	None	None	None	None	None
Other	$71,509	$156,083	$490	$1,590	$29
Total	$148,683	$293,100	$2,738	$3,107	$45
52

During the fiscal period ended October 31, 2023, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, and Navigator Ultra Short Bond Fund paid $353,985, $4,933 and $17 respectively, in distribution related fees pursuant to the Plans. The Funds allocated distribution expenses as follows:

Actual 12b-1 Expenditures Paid by the Funds

During the Fiscal Year Ended October 31, 2023

	TACTICAL FIXED INCOME FUND Class A	TACTICAL FIXED INCOME FUND Class C	EQUITY HEDGED FUND Class A	EQUITY HEDGED FUND Class C	ULTRA SHORT BOND FUND Class A
Advertising/Marketing	None	None	None	None	None
Printing/Postage	None	None	None	None	None
Payment to distributor	$0	$0	$0	$0	$0
Payment to dealers	$34,922	$52,170	$1,414	$740	$0
Compensation to sales personnel	None	None	None	None	None
Other	$85,836	$181,057	$592	$2,187	$17
Total	$120,758	$233,227	$2,006	$2,927	$17

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plans is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Plans ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or the Funds by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Funds.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Funds at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

53

Securities Lending

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitored loan opportunities for each fund, negotiated the terms of the loans with borrowers, monitored the value of securities on loan and the value of the corresponding collateral, communicated with borrowers and the fund's custodian regarding marking to market the collateral, selected securities to be loaned and allocated those loan opportunities among lenders, and arranged for the return of the loaned securities upon the termination of the loan.

Income and fees from securities lending activities for the fiscal year ended October 31, 2023, are shown in the following table:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Administrative fees	Rebate (paid to borrower)	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
Navigator Equity Hedged Fund	$165,134.00	$11,885.23	$0	$104,381.77	$0	$48,867.00
Navigator Tactical Fixed Income Fund	$21,844,784.80	$870,255.81	$0	$17,501,394.99	$0	$3,473,134.00

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the portfolio managers of the Funds, in addition to those of the Navigator Funds and assets under management in those accounts as of October 31, 2023:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
K. Sean Clark, CFA (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Equity Hedged Fund	0	N/A	1	$18.0	165,298	$15.3
Jon Fiebach ( Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Ultra Short Bond Fund)	0	N/A	0	N/A	0	N/A
54

Robert S. Bennett, Jr. (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Ultra Short Bond Fund)	0	N/A	0	N/A	0	N/A
David J. Rights (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, & Navigator Equity Hedged Fund)	0	N/A	0	N/A	0	N/A
Mason Wev, CFA, CMT, CAIA (Navigator Equity Hedged Fund)	0	N/A	1	$18.0	143,651	$14.4
Alexander Meyer,CFA (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Ultra Short Bond Fund)	0	N/A	0	N/A	0	N/A
Kevin Bellis, CFA (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund	0	N/A	0	N/A	0	N/A

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
K. Sean Clark, CFA	0	N/A	0	N/A	0	N/A
David J. Rights	0	N/A	0	N/A	0	N/A
Mason Wev, CFA, CMT, CAIA	0	N/A	0	N/A	0	N/A
Robert S. Bennett, Jr.	0	N/A	0	N/A	0	N/A
Jon Fiebach	0	N/A	0	N/A	0	N/A
Alexander Meyer, CFA	0	N/A	0	N/A	0	N/A
Kevin Bellis, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest.

As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may

55

receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, the portfolio managers are normally responsible for all accounts within a certain investment discipline, and does not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Each Adviser portfolio manager receives a salary and may be eligible for a discretionary bonus based upon the firm’s overall performance, and a share of the profits of the Adviser, if any.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the Funds as of October 31, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Navigator Funds
K. Sean Clark, CFA (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Equity Hedged Fund)	Navigator Tactical Fixed Income Fund: $50,001 - $100,000
Jon Fiebach (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Ultra Short Bond Fund)	None
Robert S. Bennett, Jr. (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Ultra Short Bond Fund)	None
David J. Rights (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, & Navigator Equity Hedged Fund)	None
Mason Wev, CFA, CMT, CAIA (Navigator Equity Hedged Fund)	None
Alexander Meyer, CFA (Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Ultra Short Bond Fund)	None
Kevin Bellis, CFA ((Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, and Navigator Tactical U.S. Allocation Fund)	None

56

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the portfolio managers, who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser for a Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•             the best net price available,

•             the reliability, integrity and financial condition of the broker or dealer,

•             the size of and difficulty in executing the order, and

•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Funds. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Funds transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds.

For the fiscal year ended October 31, 2021, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid brokerage commissions of $389,687, $53,547, $0, $0 and $0 respectively. For the fiscal year ended October 31, 2022, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid brokerage commissions of $329,963, $325,443, $0, $750 and $0 respectively. For the fiscal year ended October 31, 2023, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid brokerage commissions of $860,988, $257,055, $0, $6,750 and $0 respectively.

PORTFOLIO TURNOVER

The Funds’ portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Funds’ during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs,

57

which will be borne directly by the Funds. A 100% turnover rate would occur if all of the Funds’ portfolio securities were replaced once within a one-year period. The portfolio turnover rates for the Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Tactical Investment Grade Bond Fund and Tactical U.S. Allocation Fund are expected to be over 100%, annually.

For the fiscal year ended October 31, 2022, the portfolio turnover rate of Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund were 197%, 728%, 36%, 1,502% and 14% respectively. The turnover increased for the Navigator Equity Hedged Fund and the Navigator Tactical Investment Grade Bond Fund as the Adviser navigated dynamic market conditions during the period. The turnover decreased for the Navigator Ultra Short Bond Fund as the Adviser invested opportunistically during the period’s market conditions. The Adviser will continue to monitor the investment landscape as new opportunities arise. For the fiscal year ended October 31, 2023, the portfolio turnover rate of Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund were 250%, 517%, 36%, 1,368% and 25% respectively. The turnover decreased for the Navigator Equity Hedged Fund and the Navigator Tactical Investment Grade Bond Fund as the Funds navigated, arguably, less volatile market conditions during the period. The Adviser will continue to monitor the investment landscape as new opportunities arise.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC, ("UFS"), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the "Agreement") with the Funds and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of UFS or its affiliates.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of UFS and its affiliated companies including Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”).  As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Agreement became effective on June 22, 2011, and will remain in effect for two years from the applicable effective date with respect to each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or UFS on 90 days' written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UFS. The Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

58

Under the Agreement, UFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Funds’ registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust's Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-PORT and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Funds’ independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each of the Funds in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Funds by UFS, the Funds pay UFS the greater of an annual minimum fee or an asset based fee which scales downward based upon net assets. The Funds also pay UFS for any out-of-pocket expenses.

For the fiscal year ended October 31, 2021, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid $1,200,912, $66,151, $74,199, $11,784 and $27,419 for combined administrative and accounting services fees, respectively. For the fiscal year ended October 31, 2022, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid $1,224,993, $70,798, $76,398, $328,389 and $76,465 for combined administrative and accounting services fees, respectively. For the fiscal year ended October 31, 2023, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid $1,085,290, $77,207, $77,373, $511,611 and $82,041 for combined administrative and accounting services fees, respectively.

UFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information

59

and balances among the Funds’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the fund accounting services rendered to the Funds under the Agreement, the Funds pay a combined fee included with the administrative fees noted above; therefore, there is no separate base annual fee per fund or share class. The Funds will pay UFS the greater of an annual minimum fee or an asset based fee which scales downward based upon net assets. The Funds also pay UFS for any out-of-pocket expenses.

UFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the Agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For such services rendered to the Fund under the Agreement, the Funds pay UFS the greater of an annual minimum fee or an asset based fee which scales downward based upon net assets. The Fund also pays the Transfer Agent for any out-of-pocket expenses.

For the period ended October 31, 2021, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid $806,410, $27,661, $18,465, $2,015 and $5,703 for transfer agency fees, respectively. For the period ended October 31, 2022, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid $935,990, $27,588, $19,962, $277,041 and $18,951 for transfer agency fees, respectively. For the period ended October 31, 2023, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid $1,053,812, $28,441, $18,316, $461,210 and $19,128 for transfer agency fees, respectively.

Custodian

The Bank of New York Mellon Corporation (the "Custodian"), 240 Greenwich Street, New York, NY 10286, serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Funds.  The Custodian's responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS's compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the

60

Funds, the Funds pay NLCS an annual fixed fee and an asset based fee, which scales downward based upon the Fund’s net assets. The Funds also pays NLCS for any out-of-pocket expenses.

For the fiscal year ended October 31, 2021, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid $136,645, $27,171, $30,468, $2,557 and $9,982 for compliance service fees, respectively. For the fiscal year ended October 31, 2022, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond, Fund Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid $128,823, $23,740, $23,960, $31,610 and $ 23,867 for compliance service fees, respectively. For the fiscal year ended October 31, 2023, Navigator Tactical Fixed Income Fund, Navigator Equity Hedged Fund, Navigator Ultra Short Bond Fund, Navigator Tactical Investment Grade Bond Fund and Navigator Tactical U.S. Allocation Fund paid $119,497, $22,849, $23,228, $37,583 and $ 23,063 for compliance service fees, respectively.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA Patriot Act"). To ensure compliance with this law, the Trust's Program is written and has been approved by the Board. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have

61

reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Funds’ shares, by class, is determined by dividing the total value of the Funds’ portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds, by class.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be valued at amortized cost when it is approximate to fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are

62

generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

The Funds shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid investments, for which market quotations are not readily

63

available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the "fair value" procedures approved by the Board. The Board has designated the Adviser as its “Valuation Designee” to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a "significant event") since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private placements or non-traded securities are valued via inputs from the Adviser or valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Adviser shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Funds might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the

64

asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Funds’ investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The Adviser takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the Adviser or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board Determination. The Board meets at least quarterly to consider the valuations provided by the Adviser and to ratify the valuations for the applicable securities. The Board considers the reports provided by the Adviser, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

65

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Navigator Tactical Fixed Income Fund

Navigator Equity Hedged Fund

Navigator Ultra Short Bond Fund

Navigator Tactical U.S. Allocation Fund

Navigator Tactical Investment Grade Bond Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, Nebraska 68154

or overnight to

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares in the Funds when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Funds may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Funds) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Funds were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Funds would bear such redemption fee. The Funds will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

66

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

The Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the IRS Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Funds. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Funds intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the IRS Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Funds unless a shareholder elects to receive cash.

67

At October 31, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

				Carry Forward
	Short-Term	Long-Term	Total	Utilized
Navigator Equity Hedged Fund	$4,115,915	$376,700	4,492,615	$1,661,205
Navigator Tactical Fixed Income Fund	633,227,738	130,630,043	763,857,781	17,741,107
Navigator Tactical Investment Grade Bond Fund*	73,662,213	4,331,303	77,993,516*	—
Navigator Tactical US Allocation Fund	2,174,811	2,955,466	5,130,277	3,036,827
Navigator Ultra Short Bond Fund	81,742	13,225	94,967	30,467

*The Navigator Tactical Investment Grade Bond Fund experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre-change capital loss carry forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $1,543,207 per year ($959,748 in the initial year.)

To be treated as a regulated investment company under Subchapter M of the IRS Code, the Funds must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Funds’ assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Funds’ assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Funds controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Funds fail to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Funds would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Funds’ net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Funds’ net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the IRS Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Funds’ ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed

68

nor taxed to the Funds during the preceding calendar year. Under ordinary circumstances, the Funds expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the IRS Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. In most cases the Funds will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Funds in taxable accounts.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax Advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Redemption of shares of the Funds by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her shares in the Funds. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the IRS Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of the Funds, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the IRS Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated

69

investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Funds after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of shares of the Funds paid by the Funds after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. Funds may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Funds fail to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Funds’ transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Funds’ securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Funds’ hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Funds’ book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Funds’ remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Funds’ book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

70

Passive Foreign Investment Companies

Investment by the Funds in certain "passive foreign investment companies" ("PFICs") could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the Funds’ shareholders. However, the Funds may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case the Funds will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Funds’ taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Funds’ total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Funds. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Funds, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Funds’ taxable year whether the foreign taxes paid by the Funds will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Funds’ income will flow through to shareholders of the Funds. With respect to the Funds, gains from the sale of securities will be treated as derived from

71

U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Funds holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Funds hold the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions,

72

its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds’ shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA, 19103 serves as the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) audit and tax services to the Funds.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal period ended October 31, 2023. You can obtain a copy of the Annual Report without charge by calling the Funds at 1-877-766-2264.

73

APPENDIX A

PROXY VOTING GUIDELINES FOR

Clark Capital Management Group, Inc.

Policies and Procedures

Proxy Voting and Corporate Actions

Policy

Clark Capital Management Group, Inc. ("ADVISER"), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility____

Denise Williams has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

ADVISER has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

A-1

Voting Procedures

I.              INTRODUCTION

ADVISER has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940. These policies and procedures are effective on September 21, 2010 and related only to the Funds (not applicable to separately managed accounts).

II.       PRINCIPLES AND GUIDELINE

Proposals Specific to Mutual Funds & ETFs

ADVISER serves as investment adviser to certain investment companies under the Northern Lights Fund Trust. These funds invest in other investment companies that are not affiliated ("Underlying Funds") and are required by the Investment Company Act of 1940, as amended (the "1940 Act") Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of ADVISER to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

Procedures

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues. The proxy materials are then opened by the Compliance person. The Compliance person will send a "mirror vote" letter (sample attached) to the address of record on the proxy. A copy of the letters sent will be maintained according to the Books and Records policy.

Disclosure

The ADVISER will provide conspicuously displayed information in its Form ADV Part II in the Supporting Schedules, summarizing this proxy voting policy and procedures.

A-2

APPENDIX B

DESCRIPTION OF BOND RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and

A-3

protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security

A-4

appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

A-5

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bond considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

A-6

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

A-7

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well-established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

A-8

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

814114.3

A-9